SCHEDULE 14A
                           (RULE 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_] Confidential, For Use
                                                 of the Commission Only
                                            (As Permitted by Rule 14a-6

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    AMERICAN CHAMPION ENTERTAINMENT, INC.
              (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Regis

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction compute pursuant to Exchange Act Rule 0-11 (set forth the amount on whi filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.



[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsettin was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filin

    (1) Amount Previously Paid:


    (2) Form, Schedule or Registration Statement No.:


    (3) Filing Party:


    (4) Date Filed:



                     AMERICAN CHAMPION ENTERTAINMENT, INC.
               1694 The Alameda, Suite 100, San Jose, CA 95126

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON AUGUST 23, 2000

                                                               San Jose
                                                               Californ
                                                               July 5,

The Annual Meeting of Stockholders of American Champion Entertainment, (the "Company"), a Delaware corporation and holding company for Americ Karate, a California corporation, which wholly owns American Champion Inc., a Delaware corporation ("AC Media"), which wholly owns American C Marketing Group, Inc. ("ACMG"), will be held at the Hilton Oakland Airp Hotel, One Hegenberger Road, Oakland, California on Wednesday, August 2 at 7:00pm, for the following purposes:

1. To elect seven directors to the Corporation's Board of Directo to hold office until his successor is elected and qualified or until h earlier resignation or removal (Proposal No. 1); and

2. To approve the Private Equity Line of Credit Agreement dated A 2000 and closed on May 9, 2000, for the future issuance and purchase o of our common stock by Sibson Holdings, Ltd. (Proposal No. 2); and

3. To approve the acquisition of 80% the Beijing Wisdom Network Technology Company, Ltd., through an exchange of stock and cash between the two companies per terms in the agreement dated March
27, 2000 and all transactions contemplated thereby (Proposal No.
3); and

4. To ratify the appointment of Moss Adams LLP as the Company's independent certified public accountants for the 2000 fiscal year
(Proposal No. 4); and

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on July 3, 2000 record date for determining the stockholders entitled to notice of and at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in However, whether or not you expect to attend the Annual Meeting in per are urged to mark, date, sign and return the enclosed proxy card as pr as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If in your proxy card and then decide to attend the Annual Meeting to vot shares in person, you may still do so. Your proxy is revocable in acco with the procedures set forth in the Proxy Statement.



                                  By Order of the Board of Directors,
                                   /s/  ANTHONY K. CHAN, SECRETRY
                                      Anthony K. Chan, Secretary




                               IMPORTANT
                               ---------
 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PR ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PR



                                PROXY STATEMENT
                                     OF
                      AMERICAN CHAMPION ENTERTAINMENT, INC.
                               1694 The Alameda
                                   Suite 100
                               San Jose, CA 95126


GENERAL

This Proxy Statement is furnished in connection with the solicitation o enclosed proxy by, and on behalf of, the Board of Directors of America Champion Entertainment, Inc. (the "Company"), a Delaware corporation a holding company for America's Best Karate, a California corporation, w wholly owns American Champion Media, Inc., a Delaware corporation ("AC which wholly owns American Champion Marketing Group, Inc. ("ACMG"), for the Annual Meeting of Stockholders of the Company to be held at the Hi Oakland Airport Hotel, One Hegenberger Road, Oakland, California on Wed August 23, 2000, at 7:00pm, (the "Meeting"). Only stockholders of reco July 3, 2000, (the "Record Date") will be entitled to vote at the Meeti the close of business on the Record Date, the Company had outstanding 7,104,772 shares of its $0.0001 par value common stock (the "Common Sto

Any person giving a proxy in the form accompanying this Proxy Statement the power to revoke it prior to its exercise. Any proxy given is revo prior to the Meeting by an instrument revoking it or by a duly execute bearing a later date delivered to the Secretary of the Company. Such also revoked if the stockholder is present at the Meeting and elects t in person.

The Company will bear the entire cost of preparing, assembling, printin mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brok houses, fiduciaries and custodians to be forwarded to the beneficial o the Common Stock. In addition to the solicitation of proxies by use o mail, some of the officers, directors and regular employees of the Com (without additional compensation) solicit proxies by telephone or pers interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent o to stockholders on or about July 14, 2000.

Stockholders of the Company's Common Stock are entitled to one vote for share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of proposals as described in this Proxy Statement and, at the proxy holde discretion, on such other matters, if any, which may come before the M (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Annual Mee Stockholders has been approved will be determined as follows. Those p will be elected directors who receive a plurality of the votes cast at Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have effect on the outcome of the vote. For each other matter specified in Notice of Annual Meeting of Stockholders, the affirmative vote of a ma of the shares of Common Stock present at the Meeting in person or by p entitled to vote on such matter is required for approval. Abstentions considered shares present in person or by proxy and entitled to vote a therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and w no effect on the outcome of the vote. Directions to withhold authorit vote for directors, abstentions and broker non-votes will be counted f purposes of determining whether a quorum is present for the Meeting.




                               PROPOSAL NO. 1

                           ELECTION OF DIRECTORS

Nominees

        At the Annual Meeting, the stockholders will elect seven (7) di to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. The Company presently seven (7) directors; however, as provided in the Company's by-laws and subsequent amendments, the Company may increase the number of director total of fifteen (15) directors without amending its by- laws. In the any nominee is unable or unwilling to serve as a director at the time Annual Meeting, the proxies may be voted for the balance of those nomi named and for any substitute nominee designated by the present Board o proxy holders to fill such vacancy, or for the balance of the nominees without nomination of a substitute, or the size of the Board may be re accordance with the Bylaws of the Company. The Board has no reason to that any of the persons named below will be unable or unwilling to ser nominee or as a director if elected.

Assuming a quorum is present, the seven nominees receiving the highest of affirmative votes of shares entitled to be voted for them will be e as directors of the Company for the ensuing year. Unless marked otherw proxies received will be voted "FOR" the election of each of the seven nominees named below. In the event that additional persons are nominat election as directors, the proxy holders intend to vote all proxies re by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific no to be voted for will be determined by the proxy holders.


Nominee            Age   Position with the Company            Director

Anthony K. Chan    45    President, Chief Executive Officer   1997
                         and Director

George Chung       38    Chairman and Director                1997

William T. Duffy   44    Director                             1997

Alan Elkes         54    Director                             1997

E. David Gable     50    Director                             1999

Jan D. Hutchins    51    Director                             1997

Ronald M. Lott     40    Director                             1997

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employmen carried on, and such nominee's business experience during the past five has been furnished to the Company by the respective director nominees.

Anthony K. Chan. Mr. Chan has served as President, Chief Executive Off and a Director of the Company since February 1997, and as Chief Execut Officer and Chief Financial Officer of America's Best Karate since 199 1985 to 1990, Mr. Chan served as the Director of Chinese Affairs for t Eisenberg Company, a diversified business enterprise, where Mr. Chan's principal duty was to negotiate contracts in the People's Republic of Prior to 1985, Mr. Chan was employed by the Bank of America NT & SA as economic forecaster. Mr. Chan received his MBA from the University of California at Berkeley. Mr. Chan's martial arts training began in 196 Hong Kong. He was the first American allowed to train as a profession the People's Republic of China. He is a published author and has been featured in newspapers, magazine covers, television and motion picture was inducted into the Black Belt Hall of Fame in 1981.

George Chung. Mr. Chung has served as Chairman of the Board and a Dire the Company since February 1997, and as President of America's Best Ka since 1991. From 1981 to 1991, Mr. Chung owned and operated a karate in Los Gatos, California. Mr. Chung was inducted into the Black Belt Fame in 1983. He is regarded in the martial arts industry as a pioneer modernization of what is known as contemporary martial arts training, w includes the use of music in both training and performance. He has bee featured in magazines, books, television and motion pictures. He is a published author and wrote "Defend Yourself," a worldwide published self-defense system for Sybervision Systems. In 1995, he was awarded a "Superbowl Ring" from the San Francisco 49ers in recognition for his outstanding martial arts work with their championship football team.

William T. Duffy. Mr. Duffy served as the Executive Vice President for Buffalo Bills in 1999, and had served as Vice-President of Business Ope and Chief Financial Officer for the San Francisco 49ers from 1996 to 1 was responsible for all non-football related business and provides fina guidance and support for all the team's football related activities. M Duffy's previous experience has included serving as Director of Complia the National Football League from October 1993 to May 1996, Treasurer o Robbie Stadium Corporation from June 1990 to September 1993 and Directo Finance of the Miami Dolphins from March 1988 to May 1990. Mr. Duffy, is a graduate of Princeton University and received his Masters of Acco from New York University.

Alan Elkes. Mr. Elkes has served as Chief Executive Officer of Dalton Securities Group, Inc., an investment banking and brokerage firm, sinc 1996. From September 1994 to June 1996, Mr. Elkes served as Financial Operations Manager at a branch office of Corporate Securities Group In investment banking and brokerage company. From February 1991 to Septem 1994, Mr. Elkes owned and operated Minuteman Press, a printing company Elkes began his career in the stock brokerage industry in 1968. He has MBA in accounting from St. Johns University in New York and is also a l CPA in the State of New York.

E. David Gable. Mr. Gable, a veteran business leader and entrepreneur, Chairman, and a member of the Board of Directors of Carnegie Internatio Corporation (OTC BB:CAGI) since September 1996 and Chief Operating Offi from May 1997 to March 1999. From 1988 to 1993 he served as a principa president of the All-Star Motor Group, where he helped to grow the com $400 million in sales and more than 600 employees. Carnegie is a holdi company specializing in internet, telephony and telecommunications prod services and distribution, including electronic commerce and electroni digital interchange. Under Mr. Gable's leadership, Carnegie reported t income of $8.9 million for the first 6 months of fiscal 1998 ended June 1998, versus $7 million total income for the 12 months ended December 3 1997.

Jan D. Hutchins. Mr. Hutchins has served as President of AC Media, si February 1997. From July 1994 to November 1995, Mr. Hutchins was one o four person management team for GolfPro International, an emerging com designing and marketing a terrain- based, personal service robot. From to 1994, Mr. Hutchins was community services director for the San Fran Giants professional baseball team. From 1991 to 1993, Mr. Hutchins developed, produced and hosted the HOOKED ON GOLF radio program for K
in San Francisco.   From 1972 to 1991, Mr.  Hutchins served in various
capacities in the television field, including news anchor, sports dire sports anchor/reporter and television host.

Ronald M. Lott. Mr. Lott spent 15 seasons in the National Football Lea playing for the San Francisco 49ers (1981-1990), Los Angeles Raiders (1991-1992), New York Jets (1993-1994) and the Kansas City Chiefs (199 Mr. Lott was selected to play in the Pro Bowl 10 times and won four Sup
Championships with the San Francisco 49ers.   In 1996, Mr. Lott joined
Sports as a studio analyst and, along with James Brown, Howie Long and Bradshaw, won an Emmy for their pregame show, FOX NFL Sunday. Mr. Lot also very active in civic and community activities. He founded "All-S Helping Kids," a non-profit charity to raise funds for youth organizat is involved with the national "Stay in School" program and hosts a numb events such as golf tournaments and benefits to raise funds for worthwh causes. Mr. Lott is also the owner of Ronnie Lott's Club Fitness in Sa and Dream Sports, a sports marketing company.

        No director or executive officer of the Company has any family relationship with any other director or executive officer of the Compan Directors serve until the next annual meeting of stockholders or their successors are elected and qualified. Officers serve at the dis of the Board of Directors.

              Recommendation of the Board for Proposal No. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOV




                                PROPOSAL NO. 2

            APPROVAL OF A $5,000,000 PRIVATE EQUITY LINE OF CREDIT

At the Annual Meeting, the Company's stockholders are being asked to ra the Private Equity Line of Credit Agreement, and the exhibits thereto,

Sibson Holdings, Ltd. ("Sibson"), and the transactions contemplated th (collectively the "Offering") including the equity line of credit for maximum of $5,000,000 and Common Stock purchase warrants pursuant to.

The following summarizes the terms of the Offering and is qualified in entirety by the Agreement itself and the exhibits thereto, a copy of wh attached hereto as Appendix A and incorporated by reference herein. Stockholders are encouraged to review the attached Agreement and its e

Pursuant to the authorization of the Board of Directors of the Company, management of the Company negotiated and executed the Agreement pursua which Sibson agreed under certain terms and conditions to invest up to $5,000,000 into the Company by purchasing shares of our common stock o period of up to 30 months. We may request a draw of that money, subjec formula based on the volume-weighted average common stock price and av trading volume. At the end of a trading period following the draw down request, we and Sibson will calculate the amount of money that Sibson provide to us and the number of shares we will issue to Sibson in retu that money, based on the formula in the stock purchase agreement.

Sibson will receive a 15% discount to the average of the lowest three b prices for the common stock for the 21 trading-day period beginning 15 days prior to and ending 5 trading days after the sale to Sibson and w receive the amount of the draw down less an escrow agent fee of $1,500 7% cash placement fee payable to the placement agent, Union Atlantic, which introduced Sibson to us. Union Atlantic, LC is not obligated to any of our shares, but as an additional placement fee, we have issued warrants to purchase 50,000 shares of our common stock at an exercise $1.7325 per share. We also have issued to Sibson warrants to purchase shares of our common stock at an exercise price of $1.7325 per share. issue warrants to purchase an additional 6,500 shares of common stock, exercisable at the bid price on the put date, to Sibson for each $100,0 the equity line that it funds.

Nasdaq Rule Requiring Stockholder Approval

Because the Company's Common Stock is listed on The Nasdaq SmallCap, the Company is subject to the Nasdaq's corporate governance rules, including Rule 4310(c)(25)(H)(i)(d)(2) (the "Nasdaq Rule") which provid that an issuer must obtain stockholder approval for the sale or issuanc of common stock (or securities convertible into common stock) equal to or more of the common stock outstanding before the issuance for less th the greater of book or market value of the stock. The conversion of t Debentures and/or the exercise of the Warrants may be made at a price l than the greater of book or market value of the stock and it is also possible that the Debentures may be convertible and/or the Warrants may exercisable into more than 20% of the currently outstanding shares of t Company's Common Stock. Investors have recognized that the Company may limited in the number of shares of Common Stock it may issue, and that Common Stock issuable upon conversion of the Debentures and upon exerci of the Warrants may result in the issuance of shares in excess of the Nasdaq Rule. Such issuance will require the Company to obtain the cons of its stockholders.

Unless marked otherwise, proxies received will be voted "FOR" the appro this Proposal No. 2. The affirmative vote of the holders of a majorit the outstanding shares of Common Stock of the Company is required to ap the this Proposal No. 2.


               Recommendation of the Board for Proposal No. 2:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE $5,000,000 PRIVATE EQUI LINE OF CREDIT AND THE SALE OF THE COMPANY'S COMMON STOCK IN THE
TRANSACTIONS PURSUANT TO.


                                  PROPOSAL NO. 3

TO APPROVE THE ACQUISITION OF 80% OF BEIJING WISDOM NETWORK TECHNOLOGY
LTD.

At the Annual Meeting, the Company's stockholders are being asked to ap the intended acquisition of 80% of the outstanding capital stock of Bei Wisdom Network Technology Company, Ltd. ("BA Network"), pursuant to the the Stock Exchange Agreement, dated March 27, 2000, between the Company Network (the "Agreement").

Pursuant to the Agreement, at the closing of the transaction, the Compa pay BA Network $300,000, in either the Company's Common Stock or in cas election of BA Network to be made at closing of the transaction. If BA elects to receive stock, such shares shall have registration rights, an grant will be made based on the average of the daily closing sales pric the date of the letter of intent for the transaction to the date of effectiveness of the Agreement. For the years 2000, 2001 and 2002, the has agreed to pay BA Network $1,184,097, $1,457,349 and $1,730,603,
respectively. Such amounts assume BA Network meets projections previous provided to the Company and will be adjusted accordingly if such projec incorrect. The amount for the year 2000 may be paid in either cash or s the Company's Common Stock, at the election of BA Network at the time s payments are due. The amounts for the years 2001 and 2002 are payable of the Company. Grants of either stock or cash are subject to delivery schedules, and in the case of stock grants, certain time restrictions s also apply. Details of such schedules and restrictions are set forth in Agreement attached as Appendix B.

BA Network is a limited company established in Beijing on June 10, 1997 operating period of 10 years. The main business of BA Network is comput communication network deployment, apartment and office building securit automation and related consulting services.

Pursuant to the Agreement, BA Network is to have autonomy in daily oper with the exception of at least one accounting person staffed by the Com its assign. BA Network is to report directly to the Company, subject to Company's Board interpretation of appropriateness and with the Company' approval when necessary.

In addition, the Company has engaged a consultant, Beijing Da Yan Da International Company ("BDYD") to provide to the Company services in t of: (i) identifying and evaluating potential acquisition candidates ("Candidates") within the territories of the People's Republic of Chin Hong Kong, for the Company's acquisition and merger plans; (ii) advisi facilitating the Company as to negotiations with the Candidates; (iii analyzing the impact of applicable local laws and regulations; (iv) br to the attention of the Company possible business opportunities and ev business opportunities generally, whether or not such opportunities ar originated by BDYD or others; and (v) once a formal contract with acqu executed, BDYD will provide full-time staffing of BDYD accounting pers acquiree's office to oversee accounting procedures for the first 36 mo such BDYD accounting personnel will report directly to assignee of the Company. At the successful and effective closure of acquisition and m transactions by the Company with parties that are identified by BDYD, t Company shall pay to BDYD, a finder's fee equal to 10% for services (i) through (iv) as identified above and 5% for service (v), of the total "Transaction Value" of the transaction in common shares of the Company, such shares shall be registered within 60 days from closure of the tra and the remaining of such shares shall be restricted under SEC rule 14 "Transaction Value" shall mean the aggregate value of all cash, securi other property and valuable consideration of every kind given, granted issued by the Company and its affiliates in connection within any tran involving any acquisition, stock or asset exchange, joint venture or m between the Company and parties identified by BDYD. Also, upon the Com approval by its board of directors of any "Letter of Intent" with Cand but prior to the actual effectiveness and closure of contract, the Comp shall pay BDYD a non-refundable expense allowance of US$50,000 in freel tradable common stock to cover BDYD's non-accountable expenses within t facilitation of the transaction.




Condensed and Consolidated                  ACEI           BA Network
Balance Sheet                               Dec 31, 1999   Dec 31, 1999
for ACEI and BA Network                    (AUDITED) US$   (AUDITED) US


Assets:
  Cash                                     32,514          54,371
  Accounts Receivable                     481,449         361,446
  Loan Receivables, related parties       114,937          36,145
  Prepaid expenses                          7,460               0
  Property and equipment                  312,949          46,345
  Investments                             203,110               0
  Film cost, net                        7,553,133               0
  Note receivable                         354,814          16,293
  Inventories                                   0         143,800
  Other Assets                            226,084               0
       ----------------------------------------------------------------
  Total Assets                          9,286,450         658,399


Liabilities:
  Accounts payable & accrued expenses   1,042,577           4,819
  Note payable, related parties            84,100          66,038
  Other                                     4,245          10,140
  Deferred revenues (customer advances)    16,920          53,163
  Taxes payable                                 0         269,356
  Note payable                            450,183               0
       ----------------------------------------------------------------
  Total liabilites                      1,598,025         403,516

Minority Interest                                          50,977

Stockholders' Equity:
  Common stock, paid in capital        17,594,865          60,241     1
  Retained earnings (accum. Deficit)   (9,906,440)        194,643     (
       ----------------------------------------------------------------
  Total Stockholders' Equity            7,688,425         254,884
       ----------------------------------------------------------------
                                        9,286,450         658.399
       ================================================================

--------------------------------------


Condensed and Consolidated                  ACEI           BA Network
Balance Sheet                               Dec 31, 1999   Dec 31, 1999
for ACEI and BA Network                    (AUDITED) US$   (AUDITED) US


Revenues                                  665,632       1,216,346
  Cost of sales                             8,174         817,120
        ---------------------------------------------------------------
  Gross profit                            657,458         399,226

Expenses
  Selling & administrative expenses     4,421,180         143,814
  Interest expenses                       208,069               0
  Beneficial conversion of debentures   1,233,684               0
  Debenture conversion expense            741,210               0
  Amortization of film costs              450,100               0
         --------------------------------------------------------------
  Total Expenses                        7,054,243         143,814

Income (Loss) before taxes             (6,396,785)        255,411     (

Minority Interest

Income Tax                                  1,543          84,286

Net Income (Loss)                      (6,396,328)        171,125     (

Weighted average number of shares       2,385,622           n.a.
 outstanding, adjusted for 1:4
 reverse split of common stock on
 January 4, 2000

Basic loss per share, adjusted for 1:4     (2.68)
 reverse split of common stock on
 January 4, 2000


            Recommendation of the Board for Proposal No. 3:

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED ACQUISITIO



                                 PROPOSAL NO. 4


          RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Moss Adams LLP has been selected by the Board of Directors
Company to be its independent certified public  accountants for the 200 year.  Moss Adams LLP has no interest,  financial or otherwise, in the
 All proxies will be voted  FOR  ratification of such selection unless
authority to vote for the   ratification of such selection is withheld
abstention is noted.

                Representatives from the accounting firm of Moss Adams be present at the Meeting will be afforded the opportunity to make a st if they desire to do so and will be available to respond to appropriate questions.

        The Board of Directors of the Company recommends a vote FOR Pro
No. 4.

           Recommendation of the Board for Proposal No. 4:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MOSS
LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 3




                        PRINCIPAL STOCKHOLDERS

The following table sets forth, as of the date of May 31, 2000, certain information with respect to stock ownership of (i) all persons known by Company to be beneficial owners of 5% or more of its outstanding shares
Common Stock; (ii) each director; and (iii) all directors and officers group.


                        Number of        Percentage of Common Stock Own
Name and Address of     Share of
Benfical Owner (1)      Common Stock

Anthony Chan            678,360 (2)                     9.67%
George Chung            670,460 (3)                     9.56%
William T. Duffy         43,875 (4)                       ***
Alan Elkes               86,375 (5)                     1.23%
E. David Gable           51,111 (6)                       ***
Jan D. Hutchins         125,000 (7)                     1.78%
Ronald M. Lott            7,000 (8)                       ***
Mae Lyn Woo              62,250 (9)                       ***

All officers and directors as a
group (8 persons)     1,723,431 (10)                   24.57%
_______________________

***     Represents less than one percent.

(1)     The addresses for the directors and executive officers is c/o
American Champion Entertainment, Inc., 1694 The Alameda, Suite 100,
San Jose, California 95126.

(2) Includes 301,875 shares subject to presently exercisable option granted under our 1997 stock option plan. Does not include 50,000 subject to options which are not presently exercisable or exercisable within 60 days.

(3) Includes (i) 301,875 shares subject to presently exercisable op granted under our 1997 stock option plan and (ii) 1,100 shares owned by Mr. Chung's wife. Does not include 50,000 subject to options which are not presently exercisable or exercisable within 60 days.

(4) Includes 31,875 shares subject to presently exercisable options granted under our 1997 stock option plan. Does not include 750 subject to options which are not presently exercisable or exercisable within 60 days.

(5) Includes (i) 56,875 shares subject to presently exercisable opt granted under our 1997 stock option plan, and (ii) 5,000 shares subject to presently exercisable warrants. Does not include 750 subject to options which are not presently exercisable or exercisable within 60 days.

(6) Includes 28,000 shares subject to presently exercisable options granted under our 1997 stock option plan.

(7) Includes 115,000 shares subject to presently exercisable option granted under our 1997 stock option plan. Does not include 17,500 subject to options which are not presently exercisable or exercisable within 60 days.

(8) Includes 7,000 shares subject to presently exercisable options granted under our 1997 stock option plan. Does not include 750 subject to options which are not presently exercisable or exercisable within 60 days.

(9) Includes 36,250 shares subject to presently exercisable options granted under our 1997 stock option plan. Does not include 5,000 subject to options which are not presently exercisable or exercisable within 60 days.

(10) Includes an aggregate of 883,750 shares subject to presently exercisable warrants and options granted under our 1997 stock option plan. Does not include 124,750 subject to options which are not presently exercisable or exercisable within 60 days.




                     COMPENSATION OF EXECUTIVE OFFICERS


        The following table sets forth certain summary information with
respect to the  compensation paid to the Company's Chief Executive   Of
and President,  and  the Company's Chairman of the Board, for  services rendered in all capacities to the Company for the period through  Decem
1999.  Other than as listed below, the Company had no  executive office total annual salary and bonus exceeded $100,000  for that fiscal year:



Name               Position         Year           Salary
                                    (1)
Anthony K. Chan    President,      1999         $ 127,262
                   Chief           1998         $ 130,828
                   Executive       1997         $ 101,704
                   Officer

Geroge Chung       Chairman of     1999         $ 127,262
                   the Board       1998         $ 138,739
                                   1997         $ 107,284



                                                       Long-Term Compen
                                                   Awards
                                          Restricted     Securities
                   Other                     Stock       Underlying
                   Compen-                  Award(s)      Options/
Name               sation        Bonus        ($)           SARs
                                                           (#)(1)
Anthony K. Chan    ---           ---          ---         275,000
                   ---           ---          ---          20,000
                   ---           ---          ---          21,875


Geroge Chung       ---           ---          ---         275,000
                   ---           ---          ---          20,000
                   ---           ---          ---          21,875


________________
(1) Options were granted under the Company's 1997 Stock Pla adjusted for the 1:4 reverse split of the company's common stock on January 4, 2000.


                  STOCK OPTIONS GRANTS AND EXERCISES

                    Option/SAR Grants within 1999

                          Individual Grants

                   Securities             % of Total
                   Underlying Option      Options Granted       Exercis
Name               Granted (#)            to all persons in     Price (
                   Adjusted for 1:4       Fiscal Year           Adjuste
                   reverse split                                reverse

Anthony K. Chan      25,000                 2.3%                  $4.12
                    250,000                23.5%                  $3.75
                    -----------------------------
                    275,000                25.8%
                    =============================

George Chung         25,000                 2.3%                  $4.12
                    250,000                23.5%                  $3.75
                    ----------------------------
                    275,000                25.8%



        The following table shows the value at May 31, 2000 of unexerc options held by the named executive officers:

              Aggregated Option Exercises in Last Fiscal Year
                   and Fiscal Year-end Option Values


                                                        Number of secur
                                                        underlying unex
                                                        options at fisc
                                                                  (#)
Name        Shares acquired on     Value Realized
               exercise (#)              ($)            Exerciseable/un

Anthony K. Chan,    0                     0                    301,875/
President and Chief
Executive Officer

George Chung,       0                     0                    301,875/
Chairman of the
Board

---------------------------
* Assumes a fair market value of $2.1250 per share at the close of January 10, 2000.

The compensation for the Company's key management will be evaluated fro to time by the Board. The Board may, in its discretion, award these individuals cash bonuses, options to purchase shares of the Common Sto the Company's Equity Incentive Plan and such other compensation, inclu equity-based compensation, as the Board, or a committee thereof, shall from time to time.


                         EMPLOYMENT CONTRACTS

In March 1997, the Company entered into employment agreements, effectiv August 5, 1997, the closing date of our initial public offering, with Messrs. Chung and Chan pursuant to which Mr. Chung continues to serve Company's Chairman of the Board, and Mr. Chan continues to serve as ou President, Chief Executive Officer and Chief Financial Officer. Each agreement has a term of five years. Pursuant to the agreements, in 19 paid Messrs. Chung and Chan a base salary of $100,000 and $100,000 per respectively. Each agreement also provides for the following bonuses: options to purchase 87,500 and 87,500 shares of common stock, respecti exercisable at $7.20 per share, which options were granted on July 30, and (ii) $200,000, each if all of the warrants issued in our initial p offering are exercised by the holders thereof within the five-year exe period of such warrants. In addition, the executives are also entitle certain fringe benefits. If either of Messrs. Chung or Chan is termina other than for cause, death or disability, we are obligated to pay suc executive an amount equal to his base salary then in effect for the re term of the agreement.

In March 1997, we and AC Media, entered into a two-year employment agreement with Jan D. Hutchins effective as of August 5, 1997, the clos date of our initial public offering, pursuant to which Mr. Hutchins ser as President of AC Media and is responsible for supervising the product and marketing of the AC Media's media projects. Pursuant to the agreem Mr. Hutchins received an annual base salary of $39,600 in 1997. The employment agreement also provided for the following bonuses: (i) 4,00 shares of common stock; (ii) options to purchase 20,000 shares of commo stock at $7.20 per share, which options were granted on July 30,1997;
(iii) $100,000 in cash if all of the warrants issued to the public in o initial public offering are exercised by the holders thereof within two years of the consummation of the offering. The employment agreement al provided for certain fringe benefits. If Mr. Hutchins is terminated fo reasons other than for cause, death or disability, we are obligated to Mr. Hutchins an amount equal to his base salary then in effect or the remaining term of the agreement. None of the above-referenced employme agreements contain non-competition provisions.

In July 1998, the we amended employment agreements with certain of our management as follows: The agreements with Messrs. Anthony Chan an George Chung were amended to provide for annual salaries of $150,000 an for the granting of 20,000 options per year pursuant to our 1997 stock option plan; the agreement with Jan D. Hutchins was amended to provide an annual salary of $75,000 and for the granting of 10,000 options per year pursuant to our 1997 stock option plan.

        In June 1999, we entered into an employment agreement with Joy Tashjian to serve as the President and CEO of our wholly owned subsidia American Champion Marketing Group. The term of employment is through December 31, 2001 and the annual salary is $150,000. Ms. Tashjian was granted 350,000 options from our 1997 stock option plan at the executio of the agreement and another 150,000 options will be granted in June 20


1997 Employee Stock Option Plan

Our 1997 employee stock option plan provides for the grant of stock options (including incentive stock options as defined in Section 422 of the Internal Revenue Code and non-qualified stock options), stock appreciation rights and other stock awards (including restricted stock awards and stock bonuses) to our employees or affiliates or any consult or advisor engaged by us who renders bona fide services to us or our affiliates in connection with our business; provided, that such service are not in connection with the offer or sale of securities in a capital raising transaction. The 1997 employee stock option plan is authorized issue options or other awards exercisable to purchase up to 7,000,000 shares of our common stock, or 1,750,000 shares after the 1:4 reverse split of the company's common stock on January 4, 2000.

The 1997 employee stock option plan is administered by the Compensation Committee of the Board of Directors which will be comprise of "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. Stock options may be granted by the Compensation Committee on such terms, including vesting and payment for as it deems appropriate in its direction; provided, that no option may exercised later than ten years after its grant, and the purchase price incentive stock options and non-qualified stock options shall not be le than 100% and 85% of the fair market value of the common stock at the t of grant, respectively.

Stock appreciation rights may be granted by the Compensation
Committee on such terms, including payment forms, as the Compensation Committee deems appropriate, provided that a stock appreciation right granted in connection with a stock option shall become exercisable and lapse according to the same vesting schedule and lapse rules establishe for the stock option (which shall not exceed ten years from the date of grant). A stock appreciation right shall not be exercisable during the first six months of its term and only when the fair market value of the underlying common stock exceeds the stock appreciation right's exercise price and is exercisable subject to any other conditions on exercise imposed by the Compensation Committee. In the event of a change in cont of us, the Compensation Committee retains the discretion to accelerate vesting of stock options and stock appreciation rights and to remove restrictions on transfer of restricted stock awards. Unless terminated the Board of Directors, the 1997 employee stock option plan will contin until December 2007. Upon the occurrence of an event constituting a cha of control, in the sole discretion of the Compensation Committee, all options and stock appreciation rights will become immediately exercisab in full for the remainder of their terms and restrictions on stock gran pursuant to a restricted stock award will lapse.

1997 Non-Employee Directors Stock Option Plan

Our 1997 non-employee directors stock option plan was adopted by our
 Board of Directors and stockholders in March 1997 and became effective upon the closing of our initial public offering. Options to purchase a maximum of 800,000 shares of common stock may be granted under the plan or 200,000 shares after the company's 1:4 reverse split of its common shares on January 4, 2000. The plan provides for the automatic grant t each of our non-employee directors of (i) an option to purchase 5,000 shares of common stock on the date of such director's initial election appointment to the Board of Directors, and (ii) an option to purchase 2,000 shares of common stock on each anniversary thereof on which the director remains on the Board of Directors. The options will have an exercise price of 100% of the fair market value of the common stock on date of grant and have a 10-year term. Initial grants become exercisabl in two equal annual installments commencing on the first anniversary of date of grant thereof and subsequent grants become fully exercisable beginning on the first anniversary of the date of grant. Both grants ar subject to acceleration in the event of certain corporate transactions. Any options which are vested at the time the optionee ceases to be a director shall be exercisable for one year thereafter. Options which ar not vested automatically terminate in the event the optionee ceases to a member of the Board of Directors. Options which are vested on the dat the optionee ceased to be a Director due to death or disability general remain exercisable for five years thereafter. If we are a party to a transaction involving a sale of substantially all our assets, a merger consolidation, all then outstanding options under the plan may be canceled. However, during the 30 day period preceding the effective dat of such transaction, all partly or wholly unexercised options will be exercisable, including those not yet exercisable pursuant to the vestin schedule.


                  TRANSACTIONS INVOLVING OFFICERS, DIRECTORS
                          AND PRINCIPAL SHAREHOLDERS

Messrs. Chung and Chan are the guarantors of two loans from Karen T.I. and Thomas Jung Woo originally totaling $27,000 and bearing interest at per annum which are due and payable in 1999 and 2000, and are the direc obligors on a loan in the original principal amount of $100,000 from th Michael Triantos M.D. Inc. Money Purchase and Profit Sharing Pension Pl Trust which is being treated as a debt of us which loan bears interest rate of 12% per annum.

None of the transactions with officers or shareholders or their affilia were made on terms less favorable to us than those available from unaff parties. In future transactions of this nature, we will ensure that mor favorable terms are not available to it from unaffiliated third parties engaging our officers or shareholders or their affiliates.


   DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETIN

        Proposals of stockholders intended to be presented at next year Annual Meeting of Stockholders must be received by Anthony K. Chan, at Company's principal offices at 1694 The Alameda, Suite 100, San Jose California 95126, no later than March 31, 2001.


                        OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business which will co before the Meeting, but if any such matters are properly presented, th proxies solicited hereby will be voted in accordance with the best judg the persons holding the proxies. All shares represented by duly execu proxies will be voted at the Meeting.


          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's direct executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Perso are required by SEC regulations to furnish the Company with copies of a
Section 16(a) reports they file. To the Company's knowledge, based sole on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports we required, the Company believes that during its fiscal year ended Decemb 31, 1998, all Reporting Persons complied with all applicable filing requirements.


          AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

         THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPAN ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAI ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMEN DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO A
K. CHAN, AMERICAN CHAMPION ENTERTAINMENT, INC., 1694 THE ALAMEDA, SUITE SAN JOSE CALIFORNIA 95126., TELEPHONE NUMBER (408) 288-8199. IN ORDER ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE B AUGUST 4, 2000.


                                OTHER MATTERS

        The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brou before the Annual Meeting, proxies in the enclosed form will be voted i respect thereof as the proxy holders deem advisable.

        It is important that the proxies be returned promptly and that shares be represented. Stockholders are urged to mark, date, execute an promptly return the accompanying proxy card in the enclosed envelope.

                                           By Order of the Board of Dir

                                           /s/ ANTHONY K. CHAN, SECRETA
                                           Anthony K. Chan
                                           Secretary

San Jose, California
July 5, 2000


 PROXY
                                                                PROXY



                    AMERICAN CHAMPION ENTERTAINMENT, INC.

            PROXY FOR ANNUAL MEETING TO BE HELD ON AUGUST 23, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Anthony K. Chan or George Chung either of them, as proxies, each with the power to appoint his substitu represent and to vote all the shares of common stock of American Champ Entertainment, Inc. (the "Company"), which the undersigned would be en to vote, at the Company's Annual Meeting of Stockholders to be held on 23, 2000 and at any adjournments thereof, subject to the directions ind on the reverse side hereof.

        In their discretion, the Proxies are authorized to vote upon an matter that may properly come before the meeting or any adjournments t

        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECT OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.



THIS IS YOUR PROXY CARD
YOUR VOTE IS IMPORTANT!


Dear Stockholder:

        We cordially invite you to attend the Annual Meeting of Stockho of American Champion Entertainment, Inc. to be held at the Hilton Oakla Airport Hotel, One Hegenberger Road, Oakland, California on Wednesday, August 23, 2000 at 7:00 p.m. (local time).

        Please read the proxy statement which describes the proposals a presents other important information, and complete, sign and return you proxy promptly in the enclosed envelope.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-4

1.  ELECTION OF DIRECTORS --

Nominees:                          For       Withhold

Anthony K. Chan                    [_]         [_]

George Chung                       [_]         [_]

William T. Duffy                   [_]         [_]

Alan Elkes                         [_]         [_]

E. David Gable                     [_]         [_]

Jan D. Hutchins                    [_]         [_]

Ronald M. Lott                     [_]         [_]


2. Proposal to approve the Private Equity      For      Against     Abs
Line of Credit Agreement dated April 12,       [_]       [_]          [
2000 and closed on May 9, 2000, for the
future issuance and purchase of shares of our common stock by Sibson Holdings, Ltd.


3. Proposal to approve the acquisition of      For      Against     Abs
80% the Beijing Wisdom Network Technology      [_]        [_]         [
Company, Ltd., through an exchange of stock and cash between the two companies per terms in the agreement dated March 27, 2000 and all transactions contemplated thereby.


4. Proposal to ratify Moss Adams LLP as        For      Against     Abs
independent auditors.                          [_]        [_]         [


If you plan to attend the Annual Meeting please mark this box    [_]

Dated:________________, 2000

Signature
_______________________________________________________________________


Name (printed)
_______________________________________________________________________


Title
_______________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, et please indicate full title.




APPENDIX  A


                    PRIVATE EQUITY LINE OF CREDIT AGREEMENT

                                 Between

                           Sibson Holdings, Ltd.
                                  And

                    American Champion Entertainment, Inc.


PRIVATE EQUITY LINE OF CREDIT AGREEMENT dated as of April 12, 2000
(the "Agreement"), between Sibson Holdings, Ltd., a British Virgin Islands corporation (the "Investor") and American Champion Entertainmen Inc., a corporation organized and existing under the laws of the State Delaware (the "Company").

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Invest from time to time as provided herein, and Investor shall purchase, up t $5,000,000 (the "Aggregate Purchase Price") of the Common Stock (as defined below); and

WHEREAS, such investments will be made by the Investor as statutory underwriter of a registered indirect primary offering of such Common St by the Company.

NOW, THEREFORE, the parties hereto agree as follows:


                               Certain Definitions
*       "Bid Price"
shall mean the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market on the date in question.

*       "Capital Shares"
shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

*       "Capital Shares Equivalents"
shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

*       "Closing"
shall mean one of the closings of a purchase and sale of the Common Stock pursuant to Section 2.1.

*       "Closing Date"
shall mean, with respect to a Closing, the fifth Trading Day following the end of the Valuation Period related to such Closing, provided all conditions to such Closing have been satisfied on or before such Tradin Day.

*       "Commitment Amount"
shall mean the up to $5,000,000 which the Investor has agreed to provid to the Company in order to purchase the Put Shares pursuant to the term and conditions of this Agreement.

*       "Commitment Period"
shall mean the period commencing on the Effective Date and expiring on the earliest to occur of (x) the date on which the Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of $5,000,000, (y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring thirty months (30) from the date of commencement of the Commitment Period.

*       "Common Stock"
shall mean the Company's common stock, par value $.0001 per share.

*       "Condition Satisfaction Date"
shall have the meaning set forth in Section 7.2.

* "Effective Date"
shall mean the date on which the SEC first declares effective a Registration Statement registering the sale by the Company and resale b the Investor of the Registrable Securities as set forth in Section 7.2(f).

* "Escrow Agent" shall mean the escrow agent designated in the Escrow
Agreement.

* "Escrow Agreement" shall mean the escrow agreement in the form attached hereto as Exhibit A.

* "Exchange Act"
shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

* "Investment Amount"
shall mean the dollar amount to be invested by the Investor to purchase Put Shares with respect to any Put Date as notified by the Company to the Investor, all in accordance with Section 2.2 hereof.

* "Market Price"
on any given date shall mean the average of the three (3) lowest Bid Prices (as reported by Bloomberg L.P.) of the Common Stock on any Trading Day during the Valuation Period relating to such date.

* "Material Adverse Effect"
shall mean any effect on the business, Bid Price, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company t enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement or the Escrow Agreement in any material respect.

* "Maximum Put Amount"
 shall mean, as of the Put Date, four and one eighth percent (4.125%) o the weighted average price for the three (3) month period prior to the Put Date multiplied by total trading volume for the three (3) month period prior to the Put Date.

* "NASD"
shall mean the National Association of Securities Dealers, Inc.

* "Outstanding"
when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

* "Person"
shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

* "Principal Market"
shall mean the NASDAQ National Market, the NASDAQ SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.
 Principal Market shall not include the OTC Bulletin Board without the express written consent of the Investor.

* "Purchase Price"
shall mean with respect to Put Shares, eighty-five percent (85%) (the "Purchase Price Percentage") of the Market Price during the Valuation Period related to a Put (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement).

* "Put" shall mean each occasion the Company elects to exercise its right to tender a Put Notice requiring the Investor to purchase shares of the Company's Common Stock, subject to the terms of this Agreement.

* "Put Date"
shall mean the Trading Day during the Commitment Period that a Put Notice to sell Common Stock to the Investor is deemed delivered pursuan to Section 2.2(b) hereof.

* "Put Notice"
shall mean a written notice to the Investor setting forth the Investmen Amount that the Company intends to sell to the Investor in the form attached hereto as Exhibit B.

* "Put Shares"
shall mean all shares of Common Stock or other securities issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of this Agreement.

* "Registrable Securities"
shall mean the Put Shares and the Warrant Shares until (i) all Put Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Put Shares and Warrant Shares have bee sold under circumstances under which all of the applicable conditions o Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Put Shares and Warrant Shares have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Put Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

* "Registration Rights Agreement"
shall mean the agreement regarding the filing of the Registration
Statement for the sale and resale of the Registrable Securities annexed hereto as Exhibit C.

* "Registration Statement"
shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC, such as Form S-1 or SB-2, for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investor of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement, and in accordance with th intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securitie under the Securities Act.

* "SEC"
shall mean the Securities and Exchange Commission.

* "Securities Act"
shall mean the Securities Act of 1933, as amended.

* "SEC Documents"
shall mean the Company's latest Form 10-K or 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

* "Trading Cushion"
shall mean the mandatory twenty (20) Trading Days between Put Dates, unless waived by the Investor.

* "Trading Day"
shall mean any day during which the Principal Market shall be open for business.

* "Valuation Event"
shall mean an event in which the Company at any time prior to the end of the Commitment Period takes any of the following actions:

                        (a)     subdivides or combines its Common Stock

                        (b) pays a dividend on its Capital Shares o any other distribution of its Capital Shares;

                        (c)     issues any additional Capital Shares
("Additional Capital Shares"), otherwise than as provided in the foregoing Subsections (a) and (b) above or (d) and (e) below, at a pric per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration (other than pursuant to this Agreement);

                        (d) issues any warrants, options or other r subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafte be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

                        (e) issues any securities convertible into exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

                        (f) makes a distribution of its assets or e of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends unde applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other tha under the circumstances provided for in the foregoing subsections (a) through (e); or

                        (g) takes any action affecting the number o Outstanding Capital Shares, other than an action described in any of th foregoing Subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a Material Adverse Effect upon the rights of the Investor at the time of a Put.

* "Valuation Period"
 shall mean the period of twenty-one (21) Trading Days beginning fiftee
(15) Trading Days before the Trading Day on which a Put Notice is deeme to be delivered and ending five (5) Trading Days after such date; provided, however, that if a Valuation Event occurs during a Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the twenty first (21st) Trading Day thereafter.

* "Warrants" shall mean the 175,000 Common Stock Purchase Warrants in the form of Exhibit D hereto to be delivered to the Investor at the initial Closing and up to 325,000 Common Stock Purchase Warrants to be delivered to the Investor pro-rata determined according to the Investment Amount in proportion to the Commitment Amount (the "Pro-Rata Warrants"). "Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of the Warrants.


                     Purchase and Sale of Common Stock
*       Investments.

                        (a) Puts. Upon the terms and conditions se herein (including, without limitation, the provisions of Article VII hereof), on any Put Date the Company may make a Put by the delivery of Put Notice. The number of Put Shares that the Investor shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price for such Valuation Period; provided, however, the Investor may, at its sole discretion, purchase up to an additional fifty percent (50%) of the Maximum Put Amount during any Put Period. The Investment Amount shall not exceed the Maximum Put Amount on the date of the Put Notice by notice to the Company prior to the end of the Valuation Period.

(b) Maximum Aggregate Amount of Puts. Anything in this Agreement to t contrary notwithstanding, unless the Company obtains shareholder appro this Agreement pursuant to the applicable corporate governance rules o Nasdaq Stock Market, the Company may not make a Put (or issue any add shares under Section 2.5) which results in the issuance of more than 1 the number of shares of Common Stock issued and outstanding on the ini Closing Date hereof pursuant to all Puts made under the terms of this Agreement and the exercise of the Warrants.

*       Mechanics.

                        (a) Put Notice. At any time during the Com Period, the Company may deliver a Put Notice to the Investor, subject t the conditions set forth in Section 7.2; provided, however, that the Investment Amount for each Put as designated by the Company in the applicable Put Notice shall be neither less than $100,000 nor more than the Maximum Put Amount.

                        (b) Date of Delivery of Put Notice. A Put shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Easter Time on a Trading Day or at any time on a day which is not a Trading Day. No Put Notice may be deemed delivered on a day that is not a Trading Day.

*       Closings.
On or before each Closing Date for a Put the Investor shall deliver the Investment Amount specified in the Put Notice by wire transfer of immediately available funds to the Escrow Agent. In addition, on or prior to the Closing Date, each of the Company and the Investor shall deliver to the Escrow Agent all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Upon receipt of notice from the Escro Agent that the Escrow Agent has possession of the Investment Amount, th Company shall, if possible, deliver the Put Shares to the Investor's account through the Depository Trust Company DWAC system, per written account instructions delivered by the Investor to the Company, and if the Company is not eligible to participate in the DWAC system, to deliver to the Escrow Agent one or more certificates, as requested by the Investor, representing the Put Shares to be purchased by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor or, at the Investor's option, registered in the name of such account or accounts as may be designated by the Investor. Payment of funds to the Company and delivery of the certificates to the Investor (unless delivered by DWAC) shall occur out of escrow in accordance with the Escrow Agreement, provided, however, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor's counsel in accordance with Section 13.7, the amount of such fees, expenses, and disbursements shall be paid in immediately available funds, at the direction of the Investor, to Investor's counsel with no reduction in the number of Put Shares issuable to the Investor on such Closing Date.

*       Termination of Investment Obligation.

                        (a) The obligation of the Investor to purch shares of Common Stock shall terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that
(i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty (30) Trading Days during the Commitment Period, for any reason other than deferrals or suspensions in accordance with the Registration Rights Agreement as result of corporate developments subsequent to the Effective Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act or (ii) the Company shall at any tim fail to comply with the requirements of Section 6.2, 6.3 or 6.5 or (iii the Registration Statement shall not have become effective by July 31, 2000.

                      (b) The obligation of the Company to sell Put to the Investor shall terminate if the Investor fails to honor any Put Notice within two (2) Trading of the Closing Date scheduled for such Put, and the Company notifies Investor of such termination. Upon such termination, the Company shall maintain the Registration Statement in effect for such reasonable period, not to exceed fifteen (15) Trading Days, as the Investor may request in order to dispose of any remaining Put Shares. Such termination shall be the Company's sole remedy for the Investor's failure to honor a Put.

                Section 2.5     Additional Shares.
In the event that (a) within five Trading Days of any Closing Date, the Company gives notice to the Investor of an impending "blackout period" in accordance with Section 3(f) of the Registration Rights Agreement an
(b) the Bid Price on the Trading Day immediately preceding such "blackout period" (the "Old Bid Price") is greater than the Bid Price on the first Trading Day following such "blackout period" (the "New
Bid Price") the Company shall issue to the Investor a number of additional shares (the "Blackout Shares") equal to the difference between (y) the product of the number of Registrable Securities purchased by the Investor on such most recent Closing Date and still held by the Investor during such "blackout period" that are not otherwise freely tradable during such "blackout period" and the Old
Bid Price, divided by the New Bid Price and (z) the number of Registrable Securities purchased by the Investor on such most recent Closing Date and still held by the Investor during such "blackout period" that are not otherwise freely tradable during such "blackout period". If any such issuance would result in the issuance of a number of shares which exceeds the number set forth in Section 2.1(b), then in lieu of such issuance, the Company shall pay Investor the closing ask price of the Blackout Shares on the first Trading Day following the end of the blackout period in cash within five Trading Days.

*       Liquidated Damages.
The parties hereto acknowledge and agree that the obligation to issue Registrable Securities under Section 2.5 above shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with the failure by the Company to timely cause the registration of the Registrable Securities or in connection with a "blackout period" under the Registration Rights Agreement, and (c) the parties are sophisticated business parties and have been represented by legal and financial counsel and negotiated thi Agreement at arm's length.


                   Representations and Warranties of Investor

Investor represents and warrants to the Company that:

*        Intent.
The Investor is entering into this Agreement for its own account and th Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

*       Sophisticated Investor.
The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined i Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

*       Authority.
This Agreement has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject t applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

*        Not an Affiliate.
Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

*       Organization and Standing.
Investor is a corporation duly organized, validly existing, and in good standing under the laws of the British Virgin Islands.

*        Absence of Conflicts.
The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, or, to the Investor's knowledge, (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

*        Disclosure; Access to Information.
Investor has received and reviewed all documents, records, books and other publicly available information pertaining to Investor's investmen in the Company that have been requested by Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and Investor has reviewed copies of any such reports that have been requested by it.

*        Manner of Sale.
At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

*       Financial Capacity.
Investor currently has the financial capacity to meet its obligations t the Company hereunder, and the Investor has no present knowledge of any circumstances which could cause it to become unable to meet such obligations in the future.

* Underwriter Liability.
Investor understands that it is the position of the SEC that the Investor is an underwriter within the meaning of Section 2(11) of the Securities Act and that the Investor will be identified as an underwriter of the Put Shares in the Registration Statement.


                Representations and Warranties of the Company
The Company represents and Warrants to the Investor that, except as set forth on the Disclosure Schedule prepared by the Company and attached hereto:

*       Organization of the Company.
  The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more that fifty percent (50%) of or control any other business entity except as set forth in the SEC Documents. The Company is duly qualified and is in good standing as a foreign corporation to d business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

*       Authority.
  (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, and the Warrants and to issue the Put Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Warrants by the Company and the consummation b it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Warrants have been duly executed and delivered by the Company and at the initial Closing (and as to the pro-rata issuance of Warrants, all applicable Closings), shall constitute valid and binding obligations of the Company enforceable against the Company in accordanc with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the issuance of the Put Shares an for the exercise of the Warrants

*       Capitalization.
  The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $0.0001 par value per share, of which 6,368,647 shares are issued and outstanding as of April 3, 2000 and 6,000,000 shares of preferred stock, par value $0.0001 per share, of which none have been designated as Series A Preferred Stock, none of which shares are issued and outstanding. Except for (i) outstanding options and warrants as set forth in the SEC Documents and (ii) as set forth in the Disclosure Schedule, there are no outstanding Capital Share Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. The Company is not a party t any agreement granting registration or anti-dilution rights to any
person with respect to any of its equity or debt securities.   All of
the outstanding shares of Common Stock of the Company have been duly an validly authorized and issued and are fully paid and non-assessable.

*       Common Stock.
  The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the Nasdaq SmallCap Market and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

*       SEC Documents.
  The Company has made available to the Investor true and complete copies of the SEC Documents. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereo by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepare in accordance with generally accepted accounting principles applied on consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto o
(ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows fo the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of busines consistent with the Company's past practices since the last date of suc financial statements.

*       Valid Issuances.
  When issued and paid for in accordance with the terms hereof or of th Warrants, the Put Shares and the Warrant Shares will be duly and validl issued, fully paid, and non-assessable. Neither the sales of the Put Shares, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Escrow Agreement or the Warrants wil
(i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Put Shares, the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquir the Capital Shares or other securities of the Company. The Put Shares, the Warrants and the Warrant Shares shall not subject the Investor to personal liability to the Company or its creditors by reason of the possession thereof.

*       No Conflicts.
  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put Shares, the Warrants and the Warrant Shares, do not and will not (i result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result i a violation of any federal, state or local law, rule, regulation, order judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material propert or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations a would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violatio of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would no have a Material Adverse Effect. The Company is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Put Shares or the Warrants in accordance with the terms hereof (other than any SEC, Principal Market or state securities filings that may be required to be made by the Company subsequent to the initial Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Principal Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

*       No Material Adverse Change.
  Since September 30, 1999, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

*       No Undisclosed Events or Circumstances.
  Since September 30, 1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

* Litigation and Other Proceedings.
  Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to th knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

* No Misleading or Untrue Communication.
  The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Put Shares or the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

* Material Non-Public Information.
  The Company has not disclosed to the Investor any material non-public information that (i) if disclosed publicly, would reasonably be expecte to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which ha not been so disclosed.

* Insurance.
  The Company and each subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, persona injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insure (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

* Tax Matters.
                The Company and each subsidiary has filed all Tax Returns which it is required to file under applicable laws; all such Ta Returns are true and accurate and has been prepared in compliance with applicable laws; the Company has paid all Taxes due and owing by it or subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts pai or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1998, the charges, accruals and reserves for Tax with respect to the Company (including any provisions for deferred inco taxes) reflected on the books of the Company are adequate to cover any liabilities of the Company if its current tax year were treated as endi on the date hereof.

                No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Compa or any subsidiary is or may be subject to taxation by that jurisdiction
 There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxi authority; and, except as disclosed above, no written notice indicating intent to open an audit or other review has been received by the Compan or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not execut
or entered into a closing agreement pursuant to   7121 of the Internal
Revenue Code or any predecessor provision thereof or any similar provis of state, local or foreign law; or (B) has not agreed to or is required make any adjustments pursuant to 481 (a) of the Internal Revenue Code any similar provision of state, local or foreign law by reason of a cha in accounting method initiated by the Company or any of its subsidiarie or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of 897(c)(2) of the Internal Revenue Code during t applicable period specified in 897(c)(1)(A)(ii) of the Internal Reven Code.

                The Company has not made an election under   341(f) of
the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas.
Reg.   1.1502-6 (or comparable provisions of state, local or foreign la
(B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. T Company has not made any payments, is obligated to make payments or is party to an agreement that could obligate it to make any payments that
would not be deductible under   280G of the Internal Revenue Code.

                For purposes of this Section 4.14:

        "IRS" means the United States Internal Revenue
Service.

        Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

        "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

* Property.
  Neither the Company nor any of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear o all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company.

* Intellectual Property.
  Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, except as disclosed in the SEC Documents neither the Company nor any of its subsidiaries is infringing upon or i conflict with any right of any other person with respect to any Intangibles. Except as disclosed in the SEC Documents, no adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

* Internal Controls and Procedures.
  The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions t which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accounting of the Company's consolidated assets is compare with existing assets at regular intervals; (iii) access to the Company' consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

* Payments and Contributions.
  Neither the Company, any subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment o other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

* No Misrepresentation.
 The representations and warranties of the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investor pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                        Covenants of the Investor
Investor covenants with the Company that:

*       Compliance with Law.
The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed. Without limiting the generality of the foregoing, the Investor agrees that it will, whenever required by federal securities laws, deliver the prospectus included in the Registration Statement to any purchaser of Put Shares from the Investor.


                      Covenants of the Company
*       Registration Rights.
The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

*       Listing of Common Stock.
The Company hereby agrees to maintain the listing of the Common Stock o a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) to list the Put Shares an the Warrant Shares. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Put Shares and the Warrant Shares and will take such other action as is necessary or desirable in the opinion of the investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of th Principal Market and shall provide Investor with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within one Trading Day of the Company's receipt thereof.

*       Exchange Act Registration.
The Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or fil any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate o suspend its reporting and filing obligations under said Act.

*       Legends.
The certificates evidencing the Common Stock to be sold to the Investor shall be free of restrictive legends.

*       Corporate Existence.
The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

*       Additional SEC Documents.
During the Commitment Period, the Company will deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC, or else notify the Investor that such documents are available on the EDGAR system.

* Notice of Certain Events Affecting Registration; Suspension of to Make a Put.
The Company will immediately notify the Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities;
(i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal o state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for suc purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue i any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact require to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events.

*       Expectations Regarding Put Notices.
Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate an shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Put Notices. The failure by the Company to comply with this provision can be cured by th Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

*       Consolidation; Merger.
The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entit (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

* Non-Usage Fee.
Unless the Company shall issue Put Notices in the minimum amount of $250,000 during each six months of the Commitment Period, the Company shall pay the Investor at the end of each such six-month period a non-usage fee equal to Twenty-Five Thousand Dollars ($25,000) minus ten percent (10%) of the dollar amount of Puts actually issued during such period.



                         Conditions to Delivery of Puts
                           and Conditions to Closing

* Conditions Precedent to the Obligation of the Company to Issue Sell Common Stock.

The obligation hereunder of the Company to issue and sell the Put Share to the Investor incident to each Closing is subject to the satisfaction at or before each such Closing, of each of the conditions set forth below.
                        (a) Accuracy of the Investor's Representati Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at eac such time.
                        (b) Performance by the Investor. The Invest have performed, satisfied and complied in all material respects with al covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing, and Investor shall provide a certificate to the Company, substantially in the form of that delivered by the Investor at the Closing of the sale of the Initial Shares, to such effect.

* Conditions Precedent to the Right of the Company to Deliver a P Notice and the Obligation of the Investor to Purchase Put Shares.
The right of the Company to deliver a Put Notice and the obligation of Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on both (i) the date of deliver of such Put Notice and (ii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

                        (a) Closing Certificate. All representatio warranties of the Company contained herein shall remain true and correc as of the Closing Date as though made as of such date and the Company shall have delivered into escrow an Officer's Certificate signed by its Chief Executive Officer certifying that all of the Company's representations and warranties herein remain true and correct as of the Closing Date and that the Company has performed all covenants and satisfied all conditions to be performed or satisfied by the Company prior to such Closing;
                        (b) Blue Sky. The Company shall have obtai permits and qualifications required by any state for the offer and sale of the Common Stock to the Investor and by the Investor as set forth in the Registration Rights Agreement or shall have the availability of exemptions therefrom;

                     (c) Delivery of Put Shares. Delivery into esc to DTC of the Put Shares;

                        (d) Opinion of Counsel. Receipt by the Inv an opinion of counsel to the Company, in the form of Exhibit D hereto; and

                        (e) Transfer Agent. Delivery to the Compan transfer agent of instructions to such transfer agent in form and substance reasonably satisfactory to the Investor.

                        (f) Registration of the Common Stock with t The Registration Statement shall have previously become effective and shall remain effective and available for making resales of the Put Shares and Warrant Shares by the Investor on each Condition Satisfactio Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do s (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends t take such action), and (ii) no other suspension of the use or withdrawa of the effectiveness of the Registration Statement or related prospectu shall exist.

                    (g) Authority. The Company will satisfy all law regulations pertaining to the sale and issuance of the Put Shares.

                        (h) Performance by the Company. The Company have performed, satisfied and complied in all material respects with al covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Escrow Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

                        (i) No Injunction. No statute, rule, regul executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

                        (j) Adverse Changes. Since the date of fil the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

                        (k) No Suspension of Trading In or Delistin Common Stock. The trading of the Common Stock (including, without limitation, the Put Shares) is not suspended by the SEC or the Principa Market, and the Common Stock (including, without limitation, the Put Shares) shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of share of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market. The Company shall not have received any notice threatening to delist the Common Stock from the Principal Market.

                        (l) No Knowledge. The Company has no knowl any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is reasonably likely to occur within the thirty (30) Trading Days following the Trading Day on which such Notice is deemed delivered).

                    (m) Trading Cushion. The Trading Cushion shall elapsed since the next preceding Put Date.

                    (n) Other. On each Condition Satisfaction Date Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requeste by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2.


      Due Diligence Review; Non-Disclosure of Non-Public Information.

*       Due Diligence Review.
The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any o them), prior to and from time to time after the filing and effectivenes of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

*        Non-Disclosure of Non-Public Information.

                        (a) The Company shall not disclose non-publ information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provide the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                        (b) The Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to th contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (withou any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fac required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may no obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of thei opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                       Transfer Agent Instructions
*       Transfer Agent Instructions.
Upon each Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions to deliver the Put Shares without restrictive legends to the Escrow Agent.

*       No Legend or Stock Transfer Restrictions.
No legend shall be placed on the share certificates representing the Pu Shares and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto.

*       Investor's Compliance.
Nothing in this Article shall affect in any way the Investor's obligations under any agreement to comply with all applicable securitie laws upon resale of the Put Shares.


                             Choice of Law
* Governing Law/Arbitration.
This Agreement shall be governed by and construed in accordance with th laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement or any Exhibit attached hereto shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Boar of Arbitration shall adopt and follow the laws of the State of New York
 To the extent practical, decisions of the Board of Arbitration shall b rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. The Board of Arbitration shall be authorized and is directed to enter a default judgment against any party refusing to participate in the arbitration proceeding within thirty days of any deadline for such participation. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30 calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The prevailing party shall be awarded its costs, including attorneys' fees, from the non-prevailing party as part of the arbitration award. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injuctive action shall be awarded its costs, including attorney's fees, from the non-prevailing party.


                                 Assignment
* Assignment.
Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person except by operation of law. Notwithstanding the foregoing, upon the prior written consent of the Company, which consent shall not unreasonably be withhel or delayed in the case of an assignment to an affiliate of the Investor the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound hereby.


                                 Notices
* Notices.
All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours wher such notice is to be received), or the first business day following suc delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the secon business day following the date of mailing by reputable courier service fully prepaid, addressed to such address, or upon actual receipt of suc mailing, whichever shall first occur. The addresses for such communications shall be:
If to American Champion         1694 The Alameda, Suite 100
Entertainment Inc.:                     San Jose, CA 95126
                                        Attention: Anthony Chan
                                        Telephone: (408) 288-8199
                                        Facsimile:  (408) 288-8098

if to the Investor:     Sibson Holdings, Ltd.
        c/o Dr. Batliner & Partners
        Aeulestrasse 74
        FI-9490, Vaduz, Liechtenstein
        Attention: Hans Gassner
        Telephone: 011-
        Facsimile:  011-


with a copy to: Joseph A. Smith, Esq.
(shall not constitute notice)   Epstein Becker & Green, P.C.
        250 Park Avenue
        New York, New York
        Telephone: (212) 351-4500
        Facsimile: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving at least ten (10) days' prior written notice of such changed address or facsimil number to the other party hereto.


                             Miscellaneous
* Counterparts/ Facsimile/ Amendments.
This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the partie actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

* Entire Agreement.
This Agreement, the Exhibits hereto, which include, but are not limited to the Escrow Agreement, the Registration Rights Agreement and the Warrants, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

* Survival; Severability.
The representations, warranties, covenants and agreements of the partie hereto shall survive each Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

* Title and Subtitles.
The titles and subtitles used in this Agreement are used for convenienc only and are not to be considered in construing or interpreting this Agreement.

* Reporting Entity for the Common Stock.
The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day fo the purposes of this Agreement shall be Bloomberg, L.P. or any successo thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

* Replacement of Certificates.
Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representin the Put Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreemen or security reasonably satisfactory in form and amount to the Company (which shall not exceed that required by the Company's transfer agent i the ordinary course) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

* Fees and Expenses.
Each of the Company and the Investors agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of Investors counsel in the amount of $15,000 plus $1,500 per Closing of a Put.

* Brokerage.
Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party except Union Atlantic, L.C. whose fee shall be paid by the Company. The Compan on the one hand, and the Investor, on the other hand, agree to indemnif the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf o the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

        Section 13.9 Publicity. The Company agrees that it will not issue any press release or other public announcement of the transaction contemplated by this Agreement without the prior consent of the Investor, which shall not be unreasonably withheld nor delayed by more than two (2) Trading Days from its receipt of such proposed release; provided, however, that if the Company is advised by its outside counse that it is required by law or the applicable rules of any Principal Market to issue any such press release or public announcement, then, it may do so without the prior consent of the Investor, although it shall be required to provide prior notice (which may be by telephone) to the Investor that it intends to issue such press release or public announcement. No release shall name the Investor without its express consent.

        Section 13.10   Effectiveness of Agreement.
This Agreement shall become effective only upon satisfaction of the conditions precedent to the Initial Closing set forth in Article I of the Escrow Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Private
Equity Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                               AMERICAN CHAMPION ENTERTAINMENT, INC.



                               By:
                               ______________________________________

                               Anthony Chan, President and CEO



                               SIBSON HOLDINGS, LTD.



                               By:_____________________________________

                               Hans Gassner, Director



                                                                 EXHIBI

                           ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made as of April 12,
2000, by and among American Champion Entertainment, Inc., a corporation incorporated under the laws of the State of Delaware, (the "Company"), Sibson Holdings, Ltd. ("Investor") and Epstein Becker & Green, P.C., (t "Escrow Agent"). Capitalized terms used but not defined herein shall h the meanings set forth in the Private Equity Line of Credit Agreement referred to in the first recital.

                         W I T N E S S E T H:

WHEREAS, the Investor will from time to time as requested by the Company, purchase shares of the Company's Common Stock from the Company set forth in that certain Private Equity Line of Credit Agreement (the "Purchase Agreement") dated the date hereof between the Investor and th Company, which will be issued as per the terms and conditions contained herein and in the Purchase Agreement; and

WHEREAS, the Company and the Investor have requested that the Escrow Agent hold in escrow and then distribute the initial documents and cert funds which are conditions precedent to the effectiveness of the Purcha Agreement, and have further requested that upon each exercise of a Put, the Escrow Agent hold the relevant documents and the applicable purchas price pending receipt by the Investor of certificates representing the securities issuable upon such Put;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, th receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:
TERMS OF THE ESCROW FOR THE INITIAL CLOSING

* The parties hereby agree to establish an escrow account with the Escr Agent whereby the Escrow Agent shall hold the funds and documents which are referenced in Section 7.2 of the Purchase Agreement.

* At the Initial Closing, the Company shall deliver to the Escrow Agent

* the original Warrant certificate representing the initial issuance of 175,000 Warrants in the form of Exhibit D to the Purchase Agreement;

* the original executed Registration Rights Agreement in the form of Exhibit C to the Purchase Agreement;

* the original executed opinion of _________________, Counsel of the Company, in the form of Exhibit E to the Purchase Agreement;

* the sum of $15,000;

* the original executed Company counterpart of this Escrow Agreement;

* the original executed Company counterpart of the Purchase Agreement;
and

* a warrant certificate issued to Union Atlantic, L.C. to purchase up t 50,000 shares of Common Stock in identical form to that of the Warrants (the "UA Warrant").

* Upon receipt of the foregoing, and receipt of executed counterparts from Investor of the Purchase Agreement, the Registration Rights Agreement and this Escrow Agreement, the Escrow Agent shall enter the Exercise Price, Commencement Date and Termination Date of the Warrant on the face of the Warrant and UA Warrant and immediately transfer the sum of fifteen thousand dollars ($15,000) to Epstein Becker & Green, P.C. ("EB&G"), 250 Park Avenue, New York, New York 10177 for the Investor's legal and administrative costs and arrange to have the Warrant certificate, the Purchase Agreement, this Escrow Agreement, the Registration Rights Agreement and the opinion of counsel delivered to the Investor and the UA Warrant delivered to Union Atlantic, L.C.

                   TERMS OF THE ESCROW FOR EACH PUT

* Each time the Company shall send a Put Notice to the Investor as provided in the Purchase Agreement, it shall send a copy, by facsimile, to the Escrow Agent.

* Each time the Investor shall purchase shares pursuant to a Put, the Investor shall send the applicable Investment Amount of the Put Shares to the Escrow Agent on or before the Closing Date for such Put. The Company shall promptly, but no later than five (5) Trading Days after receipt of notice from the Escrow Agent that it has the funds for the Investment Amount cause its Transfer Agent to deliver the Put Shares to the Investor's account through the Depository Trust Company and the Pro-Rata Warrants to the Escrow Agent, if possible, or else to deliver such certificates to the Escrow Agent. In the event that the certificates representing the Put Shares and Warrants are not in the Investor's or the Escrow Agent's possession within five (5) Trading Days of the date of the Escrow Agent's notice, then Investor shall have the right to demand, by notice, the return of the Investment Amount, and the Put Notice shall be deemed cancelled. The Escrow Agent shall enter the Exercise Price, Commencement Date and Termination Date of each Warrant on the face of each Warrant and deliver such certificates to the Investor and within one (1) Trading Day of Closing wire the Investment Amount per the written instructions of the Company net of:

* a brokerage fee equal to seven percent (7%) of the Investment Amount each Put, to Union Atlantic, L.C. and

* One Thousand Five Hundred Dollars ($1,500) as escrow expenses to the Escrow Agent.

The Escrow Agent shall remit Broker's fee to Broker in accordance with wire instructions that will be sent to Escrow Agent from Broker.

                                   MISCELLANEOUS

* No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

* All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as set forth in the Purchase Agreement.

* This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

* This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by their respective agents duly authorized in writing or as otherwise expressly permitted herein.

* Whenever required by the context of this Escrow Agreement, the singul shall include the plural and masculine shall include the feminine.
This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

* The parties hereto expressly agree that this Escrow Agreement shall b governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Except as expressly set forth herein, any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall brought through the American Arbitration Association at the designated locale of New York, New York as is more fully set forth in the Purchase Agreement.

* The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Investor and the Escrow Agent.

* The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, excepting only its own gross negligence or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law (other than Escrow Agent itself) shall be conclusive evidence of such good faith.

* The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

* The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder or hereunder.

* The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Investor, and may continue to act as legal counsel for the Investor, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The
Company consents to the Escrow Agent in such capacity as legal counsel for the Investors and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Investor and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

* The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Investor. In the event of any such resignation, the Investors and the Company shall appoint a successor Escrow Agent.

* If the Escrow Agent reasonably requires other or further instruments connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

* It is understood and agreed that should any dispute arise with respec to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

* The Company and the Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date written above.

                                AMERICAN CHAMPION ENTERTAINMENT, INC.
                                By:


                                Anthony Chan, President and CEO

                                INVESTOR:

                                SIBSON HOLDINGS, LTD.

                                By:


                                Hans Gassner, Director

                                ESCROW AGENT:
                                EPSTEIN BECKER & GREEN, P.C.

                                By:


                                Joseph A. Smith,
                                Authorized Signatory


                                                                     EX


                       PUT NOTICE/COMPLIANCE CERTIFICATE
                      American Champion Entertainment, Inc.

The undersigned hereby certifies, with respect to shares of Common Stoc of American Champion Entertainment, Inc. (the "Company") issuable in connection with this Put Notice and Compliance Certificate dated _____________ (the "Notice"), delivered pursuant to Article II of the Private Equity Line of Credit Agreement dated as of April ___, 2000 (th "Agreement"), as follows:

1. The undersigned is the duly appointed Chief Executive Officer o the Company.

2. The representations and warranties of the Company set forth in Agreement are true and correct in all material respects as though made on and as of the date hereof and all SEC Documents are as represented i
Section 4.5 of the Agreement.

3. The Company has performed in all material respects all covenant and agreements to be performed by the Company on or prior to the date o this Put Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

4.      The Investment Amount is $___________.

The undersigned has executed this Certificate this ____ day of ________
_____.


                                                AMERICAN CHAMPION
                                                ENTERTAINMENT, INC.


                                                ____________________

                                                Chief Executive Officer



                                                                    EXH
                          REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of the ____ day of April, 2000, between Sibson Holdings, Ltd. ("Holder") and American Champion Entertainment, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company").

WHEREAS, simultaneously with the execution and delivery of this Agreement, pursuant to a Private Equity Line of Credit Agreement dated date hereof (the "Purchase Agreement") the Holder has committed to purchase up to $5,000,000 worth of the Company's Common Stock (terms no defined herein shall have the meanings ascribed to them in the Purchase Agreement); and

WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the Put Shares and the Blackout Shares issuable upon exercise of the Company's Put rights from time to time and the Warrant Shares (hereinafter referred to as the "Put Shares or "Stock" or "Securities" of the Company).

NOW, THEREFORE, the parties hereto mutually agree as follows:

Registrable Securities.  As used herein the term "Registrable
Security" means the Securities until (i) all Put Shares and Warrant Shares have been disposed of pursuant to the Registration Statement,
(ii) all Put Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Put Shares and Warrant Shares have been otherwise transferred to persons who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Put Shares and Warrant Shares not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Put Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall b deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

Restrictions on Transfer. The Holder acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Securities may be made by Holder in the absence of (i) an opinion of counsel to the Holder, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

With a view to making available to the Holder the benefits of Rule
144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holder to sell securitie of the Company to the public without registration ("Rule 144"), the Company agrees to:

* comply with the provisions of paragraph (c)(1) of Rule 144; and

* file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

         Registration Rights With Respect to the Securities.

* The Company agrees that it will prepare and file with the Securities and Exchange Commission ("Commission"), within sixty (60) days after the date hereof, a registration statement (on Form S-1, S-3, or other appropriate form of registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), so as to permit a public offering and resale of the Securities under the Act by Holder.

The Company shall use its best efforts to cause the Registration Statement to become effective within one hundred twenty (120) days from the date hereof, or, if earlier, within five (5) days of SEC clearance request acceleration of effectiveness. If the Registration Statement i not declared effective by September 30, 2000, the Holder may terminate this Agreement and the Purchase Agreement. The number of shares designa in the Registration Statement to be registered shall be at least 3,500, and shall include appropriate language regarding reliance upon Rule 416 the extent permitted by the Commission. The Company will notify Holder the effectiveness of the Registration Statement within one Trading Day such event.

* The Company will maintain the Registration Statement or post-effectiv amendment filed under this Section 3 hereof effective under the Securities Act until the earlier of (i) the date that none of the Securities are or may become issued and outstanding, (ii) the date that all of the Securities have been sold pursuant to the Registration Statement, (iii) the date the holders thereof receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder (the "Effectiveness Period").

* All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of its counsel. The Holder and its counsel shall have a reasonable period, not to exceed ten (10) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Holder with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof. The Company shall make reasonably available for inspection by Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by such Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by such Holder and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such Holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Holder and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Holder and other parties.
 The Company shall qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Holder with copies of the Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Holder.

* The Company shall not be required by this Section 3 to include a Holder's Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

* No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Securities pursuant to this Section 3.

* If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as defined in Section 3(g) below), the Holder shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than thirty (30) days.
 The Company must give Holder notice in writing at least two (2) Trading Days prior to the first day of the blackout period, if lawful to do so.

* "Potential Material Event" means any of the following: (a) the possession by the Company of material information that is not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

Cooperation with Company. Holder will cooperate with the Company in al respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall includ all information regarding the Holder and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Holder consents to be named as a statutory underwriter in the Registration Statement.
Registration Procedures.     If and whenever the Company is required by
any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holder's assistance and cooperation as reasonably required:

* prepare and file with the Commission such amendments and supplements the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

* prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holders and reflect in such documents all such comments as the Holders (and their counsel) reasonably may propose and
(ii) furnish to each Holder such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

* register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

* list such Registrable Securities on the Primary Market, and any other exchange on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or Nasdaq;

* notify each Holder at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible;

* as promptly as practicable after becoming aware of such event, notify Holder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

* cooperate with the Holder to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holder reasonably may request and registered in such names as the Holder may request; and, within three Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holder) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

* take all such other lawful actions reasonably necessary to expedite a facilitate the disposition by the Holder of its Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

* in the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

* maintain a transfer agent and registrar for its Common Stock.

                              Indemnification.

* The Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act ("Distributing Holder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder, specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

* Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Holder may otherwise have.

* Promptly after receipt by an indemnified party under this Section 6 o notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to
correct or prevent such statement or omission.   The Company and the
Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any lega or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation

Notwithstanding any other provision of this Section 7, in no event shal any (i) Holder be required to undertake liability to any person under t
Section 7 for any amounts in excess of the dollar amount of the net proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability any person hereunder for any amounts in excess of the aggregate discoun commission or other compensation payable to such underwriter with respe to the Registrable Securities underwritten by it and distributed pursua to the Registration Statement.

Notices. All notices, demands, requests, consents, approvals, and othe communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours wher such notice is to be received), or the first business day following suc delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the secon business day following the date of mailing by reputable courier service fully prepaid, addressed to such address, or upon actual receipt of suc mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:
American Champion Entertainment, Inc.
1694 The Alameda, Suite 100
San Jose, CA 95126
Attention: Anthony Chan
Telephone: (408) 288-8199
Fax:  (408) 288-8098



If to the Investor:
Sibson Holdings, Ltd.
        c/o Dr. Batliner & Partners
        Aeulestrasse 74
        FI-9490, Vaduz, Liechtenstein
Telephone: 011-075-236-0404
Fax: 011-075-236-0405

with a copy to:
Epstein Becker & Green, P.C.  (shall not constitute notice)
250 Park Avenue.
        New York, New York  10177
`       Attention: Joseph A. Smith, Esq.
        Telephone: (212) 351-4500
        Fax: (212) 661-0989

Either party hereto may from time to time change its address or facsimi number for notices under this Section 8 by giving at least ten (10) day prior written notice of such changed address or facsimile number to the other party hereto.

Assignment. Neither this Agreement nor any rights of the Holder or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased by the Investor pursuant to the Purchase Agreement, and (b) upon the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed in the case of an assignment to an affiliate of the Holder, the Holder's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Holder) who agrees to be bound hereby.

Additional Covenants of the Company. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibilit for the use of such form.

Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Governing Law, Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration unde the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Boar of Arbitration shall adopt and follow the laws of the State of New York
 To the extent practical, decisions of the Board of Arbitration shall b rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. The Board of Arbitration shall be authorized and is directed to enter a default judgment against any party refusing to participate in the arbitration proceeding with thirty days of any deadline for such participation. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30 calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such arbitration. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available.

Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Terms not otherwise defined herein shall be defined in accordance with the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

        AMERICAN CHAMPION ENTERTAINMENT, INC.

        By:
                Anthony Chan, President and CEO

        SIBSON HOLDINGS, LTD.


        By:     ___
                Han Gassner, Director




                                                                 EXHIBI

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARE ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIE ACT.

                                STOCK PURCHASE WARRANT


                   To Purchase 175,000 Shares of Common Stock of
                        AMERICAN CHAMPION ENTERTAINMENT, INC.

THIS CERTIFIES that, for value received, Sibson Holdings, Ltd., (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the May 9, 2000 (the "Issuance Date") and on or prior to the close of business on May 9, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from American Champion Entertainment, Inc., a Delaware corporation (the "Company"), up to one hundred seventy-five thousand (175,000) shares (the "Warrant Shares") of Common Stock, $.0001 par value, of the Company (the "Common
Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $ 1.7325 (the lower of (i) one hundred and ten percent (110%) of the average Bid Price of the Common Stock on the Nasdaq SmallCap Market for the five (5) Trading Days, immediately prior to the initial Closing Date and (ii) with respect to pro-rata Warrants only, the Bid Price on the Put
Date). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Private Equity Line of Credit Agreement dated April 12, 2000 pursuant to which this Warrant has been issued (the "Purchase Agreement"), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

Title to Warrant. Prior to the Termination Date hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexe hereto properly endorsed.
Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represente by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurrin contemporaneously with such issue).
Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Issuance Date hereof, and before the clos of business on the Termination Date hereof. Exercise of this Warrant o any part hereof shall be effected by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the holder o this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within thre
(3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such share for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which ne Warrant shall in all other respects be identical with this Warrant. If the Registration Statement is not then effective, this Warrant may also be exercised by means of a "cashless exercise" in which the holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average of the high and low trading prices per share of Commo Stock on the Trading Day preceding the date of such election;

(B) =  the Exercise Price of the Warrants; and

(X) = the number of shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of thi Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.
Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares o Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shal be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.
Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.
Transfer, Division and Combination. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient t pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execut and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warran shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

                        (b) This Warrant may be divided or combined other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                    (c) The Company shall prepare, issue and delive its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

                    (d) The Company agrees to maintain, at its afor office, books for the registration and the registration of transfer of the Warrants.

No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of thi Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of thi Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as o such cancellation, in lieu of such Warrant or stock certificate.

Saturdays, Sundays, Holidays, etc. If the last or appointed day for th taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

Adjustments of Exercise Price and Number of Warrant Shares. (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following
 In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.
 Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from suc adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactiv to the record date, if any, for such event.

* Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

Voluntary Adjustment by the Company. The Company may at any time durin the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.
Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise o this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of thi Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.
Notice of Corporate Action.  If at any time:

                        (a) the Company shall take a record of the of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                     (b) there shall be any capital reorganization Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                        (c) there shall be a voluntary or involunta dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holde
(i) at least 30 days' prior written notice of the date on which a recor date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of suc dividend, distribution or right, the date on which the holders of Commo Stock shall be entitled to any such dividend, distribution or right, an the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer disposition, dissolution, liquidation or winding up is to take place an the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordanc with Section 16(d).

Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissue Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Share may be issued as provided herein without violation of any applicable la or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization transfer of assets, consolidation, merger, dissolution, issue or sale o securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriat to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use all commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that th Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.



                                 Miscellaneous.

* Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

* Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

* Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date hereof. If the Company willfully fails to comply with any material provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

* Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

* Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

* Remedies. Holder, in addition to being entitled to exercise all righ granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

* Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

* Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

* Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

* Severability. Wherever possible, each provision of this Warrant shal be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

* Headings. The headings used in this Warrant are for the convenience reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  _________ ___, 200__
        AMERICAN CHAMPION ENTERTAINMENT, INC.



        By:
              Anthony Chan, President and CEO




        NOTICE OF EXERCISE



To:     American Champion Entertainment, Inc.



(1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of American Champion Entertainmen Inc. pursuant to the terms of the attached Warrant, and tenders herewit payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                        _______________________________
                        (Name)

                        _______________________________
                        (Address)
                        _______________________________




Dated:


                                               ________________________
                                                        Signature





                           ASSIGNMENT FORM

                 (To assign the foregoing warrant, execute this form and supply required information.
                 Do not use this form to exercise the warrant.)



FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced ther hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

                                                        Dated:  _______

                        Holder's Signature:     _______________________

                        Holder's Address:       _______________________

                                                _______________________


Signature Guaranteed:  ___________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.




                               APPENDIX  B



                                AGREEMENT

                   CONCERNING THE EXCHANGE OF COMMON STOCK

                                 AMONG

                AMERICAN CHAMPION ENTERTAINMENT, INC. ("ACEI")

         BEIJING WISDOM NETWORK TECHNOLOGY COMPANY, LTD. ("B.A.Network"
                                  and

        THE SHAREHOLDERS OF BEIJING WISDOM NETWORK TECHNOLOGY COMPANY,



        TABLE OF CONTENTS

                                                                      P


ARTICLE 1 - EXCHANGE OF SECURITIES

1.1  - Issuance of Shares
1.2  - Exemption from Registration


ARTICLE 2 - REPRESENTATIONS AND WARRANTIES OF B.A. Network

2.1  - Organization
2.2  - Capital
2.3  - Subsidiaries
2.4  - Directors and Officers
2.5  - Financial Statements
2.6  - Investigation of Financial Condition
2.7  - Compliance with Laws
2.8  - Litigation
2.9  - Authority
2.10 - Ability to Carry Out Obligations
2.11 - Full Disclosure
2.12 - Material Contracts
2.13 - Indemnification
2.14 - Transactions with Officers and Directors
2.15 - Background of Officers and Directors
2.16 - Employee Benefits

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF ACEI

3.1  - Organization
3.2  - Capital
3.3  - Subsidiaries
3.4  - Directors and Officers
3.5  - Financial Statements
3.6  - Absence of Changes
3.7  - Absence of Undisclosed Liabilities
3.8  - Tax Returns
3.9  - Investigation of Financial Condition
3.10 - Trade Names and Rights
3.11 - Compliance with Laws
3.12 - Litigation
3.13 - Authority
3.14 - Ability to Carry Out Obligations
3.15 - Validity of ACEI Shares
3.16 - Full Disclosure
3.17 - Assets
3.18 - Material Contracts
3.19 - Compliance With SEC Reporting Requirements

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

4.1  - Share Ownership
4.2  - Investment Intent
4.3  - (deleted)
4.4  - Legend

ARTICLE 5 - COVENANTS

5.1  - Investigative Rights
5.2  - Conduct of Business

ARTICLE 6 - CONDITIONS PRECEDENT TO ACEI'S PERFORMANCE

6.1  - Conditions
6.2  - Accuracy of Representations
6.3  - Performance
6.4  - Absence of Litigation
6.5  - Acceptance by B.A. Network Shareholders
6.6  - Officer's Certificate
6.7  - Opinion of Counsel to B.A. Network

ARTICLE 7 - CONDITIONS PRECEDENT TO B.A. Network'S PERFORMANCE

7.1  - Conditions
7.2  - Accuracy of Representations
7.3  - Performance
7.4  - Absence of Litigation
7.5  - Current Status
7.6  - Directors of ACEI
7.7  - Officers of ACEI
7.8  - blank
7.9  - Officer's Certificate
7.10 - Opinion of Counsel

ARTICLE 8 - CLOSING

8.1  - Closing

ARTICLE 9 - MISCELLANEOUS

9.1  - Captions and Headings
9.2  - Memos, Attachments and Exhibits
9.3  - No Oral Change
9.4  - Non-Waiver
9.5  - Entire Agreement
9.6  - Member to B.A. Network's Board of Directors
9.7  - Choice of Law
9.8  - Counterparts
9.9  - Notices
9.10 - (deleted)
9.11 - Binding Effect
9.12 - Mutual Cooperation
9.13 - Announcements
9.14 - Expenses
9.15 - Survival of Representations and Warranties
9.16 - Exhibits




                                 AGREEMENT


AGREEMENT, made as of the     27th    day of        March      ,
2000, by and among American Champion Entertainment, Inc. of the United States of America, a Delaware corporation ("ACEI"), Beijing Wisdom Network Technology Company, Ltd., a corporation formed under the laws o the People's Republic of China ("B.A. Network") and the shareholders of Beijing Wisdom Network Technology Company, Ltd. (the "Shareholders").
 This agreement is subject to review by the U.S. Securities and Exchang Commission ("SEC") and approval by the shareholders of ACEI, and shall become effective immediately upon satisfactory review by the SEC and approval by the shareholders at a meeting of the shareholders of ACEI. Once approval by shareholders is obtained, ACEI shall notify B.A. Netwo of the effectiveness of this agreement within the same day.

WHEREAS, ACEI desires to acquire 80.00% of all of the issued and outstanding shares of B.A. Network, in exchange for a total value of $4,672,050 of either ACEI authorized but unissued shares of the common stock, $.0001 par value (the "Exchange Stock"), or partially in cash; a such Exchange Stock and cash, shall be granted in three parts:

I. A number of shares equal to $300,000 in value, included in the Exchange Stock, or $300,000 in cash, is payable to B.A. Network as Part of the exchange transaction. B.A. Network shall have to right to choos between payment in shares or in cash, and B.A. Network shall provide AC official written notice of its choice of payment not later than three business days after to the date of effectiveness of this agreement.

1.1 If B.A. Network elects to be paid in cash, then ACEI shall transfer by wire the amount of $300,000 into an account specified by B.A. Network within ten business days from the date of effectiveness of this agreement.

1.2 If B.A. Network elects to be paid in shares, then ACEI shall issue and transfer $300,000 in value of ACEI shares into a stock account specified by B.A. Network within ten business days from the date of effectiveness of this agreement.

1.2.1 The price of the shares shall be based on the average of the daily closing sales prices from the date of the Letter of Intent to the date of effectiveness of this agreement.

1.2.2 The shares shall have registration rights and become freely tradable without restrictions upon effectiveness of registration.

II. For the year 2000, ACEI shall grant B.A. Network the amount of US$1,184,097 in shares of ACEI, or in cash, according to the following projections, as part II of the exchange transaction. B.A. Network shal have to right to choose between payment in shares or in cash, and B.A. Network shall provide ACEI official written notice of its choice of payment not later than three business days after to the delivery of reviewed financial statements to ACEI via one of the big five U.S. accounting firms.


B.A. Network Revenue Projections         2000         2001          200
(To be annually audited & quarterly
reviewed  by acceptable U.S. accounting firm.)

Exchange Rate - RMB / US$: 8.3 / 1


Gross Revenue (RMB)                   65,000,000   80,000,000   95,000,
Gross Revenue (US$)                   $7,831,325   $9,638,554  $11,445,
Gross Revenue (US$) x 80.00%          $6,265,060   $7,710,843   $9,156,

EBITDA (earnings before interests, taxes, depreciation &
amortization)
EBITDA (RMB)                           3,250,000    4,000,000    4,750,
EBITDA (US$)                            $391,566     $481,928     $572,
EBITDA (US$) x 80.00%                   $313,253     $385,542     $457,

18% of Gross Revenue, payable         $1,127,711   $1,387,952   $1,648,
in ACEI common stock

18% of EBITDA, payable                   $56,386      $69,398      $82,
in ACEI common stock

Total payable in ACEI common stock    $1,184,097   $1,457,349   $1,730,

Total payments over years 2000 to 2002, to be paid in ACEI common stock
                                                                $4,372,


2.1 If B.A. Network elects to be paid in cash, and upon the delivery of reviewed financial statements to ACEI via one of the big five U.S. accounting firms, then ACEI shall make the following quarterly payments:

2.1.1 Within 10 business days, ACEI shall make payment by wire transfer to an account specified by B.A.
Network of the amount of

(Gross Revenue + EBITDA) x 80% x 18% x 50% for Gross Revenue and EBITDA amounts that are less than or equal to the figures in the above table,

and

(Gross Revenue + EBITDA) x 80% x 18% x 20% for Gross and EBITDA amounts that are more than the figures in the above table.

2.1.2 Within 6 months, ACEI shall make payment by wire transfer to a account specified by B.A. Network of the amount of

(Gross Revenue + EBITDA) x 80% x 18% x 20% for Gross Revenue and EBITDA amounts that are less than or equal to the figures in the above table,

and

(Gross Revenue + EBITDA) x 80% x 18% x 40% for Gross and EBITDA amounts that are more than the figures in the above table.

2.1.3 Within 9 months, ACEI shall make payment by wire transfer to a account specified by B.A. Network of the amount of

(Gross Revenue + EBITDA) x 80% x 18% x 20% for Gross Revenue and EBITDA amounts that are less than or equal to the figures in the above table.

2.1.4 Within 12 months, ACEI shall make payment by wire transfer to account specified by B.A. Network of the amount of

(Gross Revenue + EBITDA) x 80% x 18% x 10% for Gross Revenue and EBITDA amounts that are less than or equal to the figures in the above table,

and

(Gross Revenue + EBITDA) x 80% x 18% x 40% for Gross and EBITDA amounts that are more than the figures in the above table.

2.2 If B.A. Network elects to be paid in shares, and within ten bu days from the delivery of quarterly reviewed financial statements to A one of the big five U.S. accounting firms, then ACEI shall issue and the amount of ACEI common stock, based on 80% X 18% of the Gross Reven EBITDA according to the figures in the above table, into a stock accou specified by B.A. Network. The price of the shares shall be the avera the closing sales prices of ACEI shares within the applicable quarter, subject to the following restrictions:

2.2.1 For amounts less than and equal to the above tabulation, 50% s have restrictions, 20% shall be restricted from sales for 6 months fro date of issuance, 20% restricted for 9 months, and 10% restricted for months.

2.2.2 For amounts more than the above tabulation, 20% shall not have restrictions, 40% shall be restricted from sales for 6 months from the of issuance, and 40% shall be restricted for 12 months.


III. As part III of the exchange transaction, ACEI shall issue shar ACEI common stock to B.A. Network for the years 2001 and 2002, based o figures in the above table.

3.1 Within ten business days from the delivery of quarterly review financial statements to ACEI via one of the big five U.S. accounting f then ACEI shall issue and transfer the amount of ACEI common stock, ba 80% X 18% of the Gross Revenue and EBITDA according to the figures in above table, into a stock account specified by B.A. Network.

3.2 The price of the shares shall be the average of the closing sa prices of ACEI shares within the applicable quarter, and be subject to following restrictions:

3.2.1 For amounts less than and equal to the above tabulation, 50% s have restrictions, 20% shall be restricted from sales for 6 months fro date of issuance, 20% restricted for 9 months, and 10% restricted for months.

3.2.2 For amounts more than the above tabulation, 20% shall not have restrictions, 40% shall be restricted from sales for 6 months from the of issuance, and 40% shall be restricted for 12 months.





WHEREAS, the Shareholders desire to exchange their B.A. Network shares for the Exchange Stock as set forth herein; and

WHEREAS, B.A. Network desires to assist ACEI in a business combination which will result in the Shareholders of B.A. Network ownin approximately 16% of the then issued and outstanding shares of ACEI's Common Stock (with the understanding that since ACEI is currently in an expansion phase with multiple acquisition candidates in negotiation, th actual resulting ownership by B.A. Network of ACEI may be significantly less) and ACEI owning 80.00% of the issued and outstanding shares of B. Network's Capital Stock;

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follo



                                ARTICLE I

                        Exchange of Securities

1.1 Issuance of Shares. Subject to all of the terms and conditions of this Agreement, ACEI agrees to issue to the Shareholders shares of the Exchange Stock, or partially in cash, as described above exchange for 80.00% of all of the outstanding shares of B.A. Network capital stock owned by the Shareholders, as set forth on Exhibit 1.1.

1.2 Exemption from Registration. Except as specified above for issuance of shares with registration rights, the parties hereto intend that the Common Stock to be issued by ACEI to the Shareholder shall be exempt from the registration requirements of the Securities Act of 1933 as amended (the "Act") pursuant to Section 4(2) of the Act and the rule and regulations promulgated thereunder.


                                  ARTICLE 2

             Representations and Warranties of B.A. Network

B.A. Network and the Shareholders of B.A. Network represent to ACEI that:

2.1 Organization. B.A. Network is a corporation duly organized and validly existing and in good standing under the laws of the People's Republic of China and has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it and is duly qualified to do business and is in good standing where its business requires qualification. (Further legal descriptions of B.A. Network, if necessary, such as transfer of assets and liabilities of another entity, etc).

2.2 Capital. The authorized capital stock of B.A. Network is as set forth on the annexed Exhibit 2.2, a copy of which is annexed hereto and made a part hereof. The shares currently outstanding are owned by t Shareholders. All of the issued and outstanding shares of B.A. Network are duly and validly issued, fully paid, and non-assessable. There are outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating B.A. Network to issue or to transfer from treasury any additional shares of its capital stock of any class.

2.3 Subsidiaries. As of the date of this Agreement, B.A. Network does not have any subsidiaries or own any interest in any other enterprise.

2.4 (a) Directors and Officers. Exhibit 2.4 to this Agreement, the text of which is incorporated herein by reference, contains the names a titles of all directors and officers of B.A. Network as of the date of this Agreement.

2.5 (b) Financial Statements. The B.A. Network financial statements are to be audited by a reputable international auditing firm for the year ending December 31, 1999 which are annexed hereto as Exhib
2.5 and must be delivered to ACEI prior to the Closing. Such financial statements are to be complete, accurate and fairly present the financia condition of B.A. Network as of the date thereof and the results of operations for the year ending December 31, 1999, for the business of B Network that has been operated in the normal course.

There are no material liabilities, either fixed or contingent, not reflected in such financial statements other than contracts or obligati in the ordinary and usual course of business; and no such contracts or obligations in the usual course of business constitute liens or other liabilities which, if disclosed, would materially alter the financial condition of B.A. Network as reflected in such financial statements. T financial statements of B.A. Network are incorporated herein by referen and deemed to be a part hereof.

2.6 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, ACEI and/or its attorneys shall have the opportunity to meet with accountants and attorneys of ACEI to discuss the financial condition of B.A. Network. B.A. Network shall make available to ACEI and/or its attorneys all books and records of B.A. Network. If the transaction contemplated hereby is not completed, all documents received by ACEI and/or its attorneys shall be returned to B.A. Network and all informat so received shall be treated as confidential.

2.7 Compliance with Laws. B.A. Network has complied with and are not in violation of applicable national, state or local statutes, laws regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties the operation of its business. All national, state and local income tax returns required to be filed by B.A. Network have been filed and all required taxes have been paid or an adequate reserve therefor has been established in the financial statements. B.A. Network's tax returns ha not been audited by any authority empowered to do so.

2.8 Litigation. Neither B.A. Network nor the Shareholders are a party to any suit, action, arbitration or legal, administrative or othe proceeding, or governmental investigation pending or, to the best knowledge of B.A. Network and the Shareholders, threatened against or affecting B.A. Network or the Shareholders, their assets or financial condition, except for matters which would not have a material effect on B.A. Network, the Shareholders or their respective properties. Neither B.A. Network nor the Shareholders are in default with respect to any order, writ, injunction or decree of any national, state, local or fore court, department, agency or instrumentality applicable to it. Neither B.A. Network nor Shareholders are engaged in any lawsuits to recover an material amount of moneys due to B.A. Network or Shareholders.

2.9 Authority. The Board of Directors of B.A. Network has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and upon obtaining any necessary shareholder approval, B.A. Network will have full power and authority t execute, deliver and perform this Agreement and this Agreement will be legal, valid and binding obligation of B.A. Network, enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy and insolvency laws and by other laws affecting the rights o creditors generally.

2.10 Ability to Carry Out Obligations. The execution and delivery of this Agreement by B.A. Network and the performance by B.A. Network o its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, by-laws, or other agreement or instrument to which B.A. Network or Shareholders are a party or by which either may be bound, no will any consents or authorizations of any party other than those heret be required; (b) an event that would permit any party to any agreement instrument, to terminate it or to accelerate the maturity of any indebtedness or other obligation of B.A. Network or Shareholders; or (c an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of B.A. Network or Shareholders.

2.11 Full Disclosure. None of the representations and warranties made by B.A. Network and the Shareholders herein, or in any exhibit, certificate or memorandum furnished or to be furnished by B.A. Network, on its behalf, contains or will contain any untrue statement of materia fact, or omit any material fact, the omission of which would be misleading.

2.12 Material Contracts. Neither B.A. Network nor the Shareholders has any material contracts to which either is a party or by which they bound, except for those agreements set forth on the annexed hereto as
Exhibit 2.12.

2.13 Indemnification. B.A. Network and the Shareholders agree to defend and hold harmless ACEI, its officers and directors against and i respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, includi interest, penalties and reasonable attorney's fees, that it shall incur suffer, which arise out of, result from or relate to any breach of or failure by B.A. Network to perform any of its respective representation warranties, covenants and agreements in this Agreement or in any exhibi or other instrument furnished or to be furnished by B.A. Network under this Agreement.

2.14 Transactions with Officers and Directors. Except as otherwise disclosed in B.A. Network's financial statements dated December 31, 199 and delivered to ACEI, there have been, and through the date of Closing there will be (1) no bonuses or unusual compensation to any of the officers or directors of B.A. Network; (2) no loans, leases or contract made to or with any of the officers or directors of B.A. Network; (3) n dividends or other distributions declared or paid by B.A. Network; and no purchases by B.A. Network of any of its capital shares.

2.15 Background of Officers and Directors. During the past five year period, no officer or director of B.A. Network has been the subjec of:

(a) A petition under the U.S. Federal Bankruptcy laws or any other insolvency law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, any partnership in which he was a general partner at or within two year before the time of such filing, or any corporation or business associat of which he was an executive officer at or within two years before the time of such filing;

(b) A conviction in the United States in a criminal proceeding or a named subject of a pending criminal proceeding (excludi traffic violations and other minor offenses);

(c) Any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, t following activities:

(i) Acting as a futures commission merchant, introducing broker, commodities trading advisor, commodity pool operato floor broker, leverage transaction merchant, any other person regulated the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment advisor, underwrite broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association insurance company, or engaging in or continuing any conduct or practice connection with such activity;

(ii)    Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase and sale of any security or commodity or in connection with any violation of U.S. Federal, State or other securities law or commodities law.

(d) Any order, judgment, decree, not subsequently reversed, suspended or vacated, of any U.S. Federal, State or local authority barring, suspending, or otherwise limiting for more than 60 days the ri of such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activit

(e) a finding by any court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission have violated any securities law, and the judgment in such civil action finding by such Commission has not been subsequently reversed, suspende or vacated; or

(f) a finding by any court of competent jurisdiction in a civil action or by the United States Commodity Futures Trading Commissi to have violated any commodities law, and the judgment in such civil action or finding by such Commission has not been subsequently reversed suspended or vacated.

2.16 Employee Benefits. B.A. Network does not have any pension plan, profit sharing or similar employee benefit plan.


                                ARTICLE 3

                    Representations and Warranties of ACEI

ACEI represents and warrants to B.A. Network that:

3.1 Organization. ACEI is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has all necessary corporate powers to own properties and to carry on business.

3.2 Capital. The authorized capital stock of ACEI consists of 40,000,000 shares of Common Stock, par value $.0001 per share and 6,000,000 shares of Preferred Stock, par value $.0001 per share, which be issued in one or more series at the discretion of the board of directors. As of the date of this Agreement, there were approximately 6,000,000 shares of Common Stock outstanding, all of which were fully p and non-assessable, and there was no Preferred Stock outstanding. Exce for the Options and common stock purchase warrants as listed in Exhibit
3.2 and convertible debentures that ACEI has sold and that the underlyi common stock are registered on Form S-3's filed with the U.S. Securitie and Exchange Commission in February 2000, there are no outstanding subscriptions, options, rights, warrants, convertible securities, or ot agreements or commitments obligating ACEI to issue or to transfer from treasury any additional shares of its capital stock of any class.

3.3 Subsidiaries. ACEI's subsidiaries are identified on Exhibit 3.3, hereto and made a part hereof.

3.4 Directors and Officers. Exhibit 3.4, annexed hereto and hereby incorporated herein by reference, contains the names and titles of all directors and officers of ACEI as of the date of this Agreement.

3.5 Financial Statements. Exhibit 3.5, annexed hereto and incorporated herein by reference, consists of the ACEI audited financia statements as of December 31, 1998, and unaudited financial statements the three month periods ended March 31, 1999 and June 30, 1999.

3.6 Changes Since December 31, 1998. Since December 31, 1998, there has been not been any adverse change in the financial condition a operations of ACEI.

3.7  Absence of Undisclosed Liabilities.  As of December 31, 1998,
ACEI does not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whethe due or to become due, that is not reflected in ACEI balance sheet as of December 31, 1998 or as presented in the Notes to the Financial Statements. There have been no new liabilities incurred since December 31, 1998, except for those described in the reports for the three month periods ended March 31, 1999 and June 30, 1999 and those incurred in th ordinary course of business and in connection with this transaction.

3.8 Tax Returns. Within the times and in the manner prescribed by law, ACEI has filed all federal, state and local tax returns required b law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in the balance sheet includ in Exhibit 3.5 is adequate for any and all federal, state, county and local taxes for the period ending on the date of such balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by ACEI.

3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, B.A. Network shall have the opportunity to meet with ACEI's accountants and attorneys to discuss the financial condition of ACEI. ACEI shall m available to B.A. Network all books and records of ACEI.

3.10 Trade Names and Rights. Except for the subsidiaries of ACEI as described in Exhibit 3.3 which own trademark and copyrights of intellectual properties, ACEI does not use any trademark, service mark, trade name, or copyright in its business, or own any trademarks, tradem registrations or applications. To the best knowledge of ACEI, no perso owns any trademark, trademark registration or application, service mark trade name, copyright, or copyright registration or application the use which is necessary or contemplated in connection with the operation of ACEI's business as a holding company.

3.11 Compliance with Laws. ACEI has complied with and is not in violation of applicable federal, state or local statutes, laws or regulations (including, without limitation, any applicable building, zoning, securities or other law, ordinance, or regulation) affecting it properties or the operation of its business.

3.12 Litigation. ACEI is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of ACEI, threatened against or affecting ACEI or its business, assets or financi condition. ACEI is not engaged in any legal action to recovery moneys to it.

3.13 Authority. The Board of Directors and Shareholders of ACEI have authorized the execution of this Agreement and the transactions contemplated herein, and ACEI has full power and authority to execute, deliver and perform this Agreement and this Agreement is the legal, val and binding obligation of ACEI, is enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by ACEI and the performance by ACEI of its obligation hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, by-laws, or other agreement or instrument to which ACEI is a party, or by which it may be bound, nor will any consen or authorizations of any party other than those hereto be required; (b) event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of ACEI; or (c) an event that would result in the creation o imposition of any lien, charge, or encumbrance on any asset of ACEI.

3.15 Validity of ACEI Shares. The shares of ACEI Common Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issu fully paid and non-assessable.

3.16 Full Disclosure. None of the representations and warranties made by ACEI herein, or in any exhibit, certificate or memorandum furnished or to be furnished by ACEI, or on its behalf, contains or wil contain any untrue statement of material fact, or omit any material fac the omission of which would be misleading.

3.17 Assets. ACEI has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances, except as disclosed in its financial statements.

3.18 Material Contracts. Except as otherwise disclosed in this agreement and in its Report on From 10-KSB for the year ended December 1998 and the three month periods ended March 31, 1999 and June 30, 1999 ACEI has no material contracts to which it is a party or by which it is bound.

3.19 Complience With SEC Reporting Requirements. The Common Stock of ACEI is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). ACEI has duly filed all materia and documents required to be filed pursuant to all reporting obligation under either Section 13(a) or 15(d) of the Exchange Act prior to the consummation of the transaction contemplated hereby. The Common Stock o ACEI is currently traded on the Nasdaq SmallCap Market.


                                ARTICLE 4

            Representations and Warranties of Shareholders

4.1 Share Ownership. The Shareholders represent that they hold shares of B.A. Network's common stock as set forth in Exhibit 2.2 hereo and that such shares are owned of record and beneficially by such shareholders, and such shares are not subject to any lien, encumbrance pledge, and are restricted securities as defined in Rule 144 of the Securities Act of 1933. The Shareholders severally represent that they hold authority to exchange their shares pursuant to this Agreement.

4.2 Investment Intent. The Shareholders understand and acknowledge that the shares of Exchange Stock are being offered for exchange in reliance upon the exemption provided in Section 4(2) of the Securities of 1933 for non-public offerings; and The Shareholders make the followi representations and warranties with the intent that same may be relied upon in determining the suitability of each such shareholder as a purchaser of securities. In the event the following representations an warranties may cause discrepancies from the meanings of above sections II, & III (particularly the descriptions of "not restricted" and "freel tradable"), then the meanings of above sections I, II, & III shall prevail.

(a) The Shareholders acknowledge that the Exchange Stock being acquired solely for the account of such Shareholders, for investment purposes only, and not with a view towards or for sale in connection wi any distribution thereof, and with no present intention of distributing re-selling any part of the Exchange Stock;

(b)  The Shareholders agree not to dispose of his Exchange
Stock, or any portion thereof unless and until counsel for ACEI shall h determined that the intended disposition is permissible and does not violate the Securities Act of 1933 or any applicable state securities laws, or the rules and regulations thereunder;

(c) The Shareholders acknowledge that ACEI has made all documentation pertaining to all aspects of the herein transaction available to them and to their qualified representatives, if any, and h offered such person or persons an opportunity to discuss such transacti with the officers of ACEI;

(d) The Shareholders represent that they have relied solely upon ACEI's Report on Form 10-KSB for the period ended December 31, 199 and all other filings made by ACEI with the Securities and Exchange Commission and independent investigations made by the Shareholders or their representatives, if any;

(e) The Shareholders represent that they are knowledgeable and experienced in making and evaluating investments of this nature and desire to acquire the Exchange Stock on the terms and conditions herein set forth;

(f) The Shareholders represent that they are able to bear the economic risk of an investment, as a result of the herein transaction, the Exchange Stock;

(g) The Shareholders represent that they understand that an investment in the Exchange Stock is not liquid, and The Shareholders represent that they have adequate means of providing for their current needs and personal contingencies and have no need of liquidity in this investment; and

(h) The Shareholders represent that they are an "accredited investor" as that term is defined in Rule 501 of Regulation D, promulga under the Securities Act of 1933.

4.3  (deleted)

4.4 Legend. The Shareholders agree that the certificates evidencing the Exchange Stock acquired pursuant to this Agreement will have a legend placed thereon stating that the securities have not been registered under the Act or any state securities laws and setting forth referring to the restrictions on transferability and sale of such securities.


                                   ARTICLE 5

                                   Covenants

5.1 Investigative Rights. From the date of this Agreement until the Closing Date, ACEI and B.A. Network shall provide to each other, an such other party's counsels, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice of each party's properties, books, contracts, commitments and records for the purpose of examining the sam
 Each party shall furnish the other party with all information concerni each party's affairs as the other party may reasonably request.

5.2  Conduct of Business.  Prior to the Closing, ACEI and B.A.
Network shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written appro of the other party except in the regular course of business or as part the transactions contemplated hereby. Neither ACEI nor B.A. Network sh amend its Articles of Incorporation or By-laws, declare dividends, rede or sell stock or other securities, incur additional or newly funded liabilities, acquire or dispose of fixed assets, change employment term enter into any material or long term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for l than its stated amount, pay more on any liability than its stated amoun or enter into any other transaction other than in the regular course of business.


                                ARTICLE 6

                 Conditions Precedent to ACEI's Performance

6.1 Conditions. ACEI's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 6. ACEI may waive any or all of these conditions whole or in part without prior notice; provided, however, that no such wavier of a condition shall constitute a waiver by ACEI of any other condition or of any of ACEI's other rights or remedies, at law or in equity, if B.A. Network or the Shareholders shall be in default of any their representations, warranties or covenants under this Agreement.

6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Shareholders and B.A. Network in this Agreement or in any written statement that shall b delivered to ACEI by B.A. Network under this Agreement shall be true an accurate on and as of the Closing Date as though made at that time.

6.3 Performance. B.A. Network shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Clos Date.

6.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shal have been instituted or threatened against B.A. Network or the Shareholders on or before the Closing Date.

6.5 Acceptance by B.A. Network Shareholders. The holders of an aggregate of not less than 100% of the issued and outstanding shares of common stock of B.A. Network shall have agreed to exchange a percentage their shares as stipulated in this Agreement, for shares of the Exchang Stock.

6.6  Officer's Certificate.  B.A. Network shall have delivered to
ACEI a certificate, dated the Closing Date, and signed by the President B.A. Network, certifying that each of the conditions specified in Secti
6.2 through 6.5 hereof have been fulfilled.

6.7 Opinion of Counsel to B.A. Network. B.A. Network shall have delivered to ACEI an opinion of its Chinese and United States counsel, applicable, dated the Closing date, to the effect that:

(a) B.A. Network is a corporation duly organized, validly existing and in good standing under the laws of the People's Republic o China and the City of Beijing;

(b) The authorized capital stock of B.A. Network is as set forth on the annexed Exhibit 2.2, a copy of which is annexed hereto and made a part hereof. All issued and outstanding shares are legally issu

(c) This Agreement has been duly and validly authorized, executed and delivered and constitutes the legal and binding obligation B.A. Network, except as limited by bankruptcy and insolvency laws and b other laws affecting the rights of creditors generally; and


                            ARTICLE 7

                       Conditions Precedent to
            B.A. Network's and Shareholders' Performance

7.1 Conditions. B.A. Network's and Shareholders' obligations hereunder shall be subject to the satisfaction, at or before the Closin of all the conditions set forth in this Article 7. B.A. Network and Shareholders may waive any or all of these conditions in whole or in pa without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by B.A. Network and Shareholders of any other condition or of any of B.A. Network's and Shareholders' right or remedies, at law or in equity, if ACEI shall be in default of any of its representations, warranties or covenants under this Agreement.

7.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by ACEI in this Agreement or in any written statement that shall be delivered to B.A. Network and Shareholders by ACEI under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

7.3 Performance. ACEI shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Clos Date.

7.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shal have been instituted or threatened against ACEI on or before the Closin Date, except as disclosed herein.

7.5 Current Status. ACEI shall have prepared and filed with the Securities and Exchange Commission its Annual Report on Form 10-KSB for the period ended December 31, 1998 and its Quarterly Report on Form 10-for the three month periods ended March 31, 1999 and June 30, 1999.

7.6 Directors of ACEI. ACEI's Board of Directors shall remain to serve until a new board is elected at the next annual meeting of stockholders in the year 2000.

7.7 Officers of ACEI. ACEI's officers shall remain in their office as per terms of their employment agreements.

7.8 Intentionally Left Blank

7.9  Officers' Certificate.  ACEI shall have delivered to B.A.
Network and Shareholders a certificate, dated the Closing Date and sign by the President of ACEI certifying that each of the conditions specifi in Sections 7.2 through 7.7 have been fulfilled.

7.10 Opinion of Counsel. ACEI shall deliver an opinion of its counsel in the form annexed hereto as Exhibit 7.10;


                                ARTICLE 8

                                  Closing

8.1 Closing. The Closing of this transaction shall be held at the offices of Sichenzia, Ross & Friedman LLP, Esqs., 135 West 50th Street, New York, New York 10020, or such other place as shall be mutually agre upon, on ______________________ , 2000 or such other date as shall be mutually agreed upon by the parties. At the Closing:

(a) Shareholder shall present the certificates representing their shares of B.A. Network being exchanged to ACEI, and such certificates will be duly endorsed in blank;

(b) Shareholders shall receive a certificate or certificates representing the number of shares of ACEI Common Stock for which the shares of B.A. Network common stock shall have been exchanged;

(c) ACEI shall deliver an officer's certificate, as described in Section 7.9 hereof, dated the Closing Date, that all representations warranties, covenants and conditions set forth in this Agreement on beh of ACEI are true and correct as of, or have been fully performed and complied with by, the Closing Date;

(d) ACEI shall deliver a resolution of its Board of Directors of ACEI approving this Agreement and each matter to be approved by the Directors of ACEI under this Agreement;

(e) ACEI shall deliver an opinion of its counsel, as described in Section 7.10 hereof, dated the Closing Date;

(f) B.A. Network shall deliver an officer's certificate, as described in Section 6.6 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of B.A. Network are true and correct as of, or have been fully performed and complied with by, the Closing Date.

(g) B.A. Network shall deliver an opinion of its counsel, as described in Section 6.7 hereof, dated the Closing Date; and

(h) B.A. Network shall deliver resolutions of its Board of Directors approving this Agreement and each matter to be approved by th Directors of B.A. Network under this Agreement.


                                ARTICLE 9

                              Miscellaneous

9.1 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of an provision of this Agreement.

        9.2 Memos, Attachments & Exhibits. Any memos, attachments & exhibits signed by the parties are vital segments of this agreement and are valid and binding between the parties along with this agreement.

9.3 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but it can be changed by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.4 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition or provision of this Agreement shall deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercis any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions; (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach of failure a covenant, condition or provision hereof shall not be deemed a waiver such breach or failure; and (iii) no waiver by any party of one breach another party shall be construed as a waiver with respect to any other subsequent breach.

9.5 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6 Member to B.A. Network's Board of Directors. Upon the effectiveness of this agreement, ACEI shall appoint one member to B.A. Network's Board of Directors.

9.7 Choice of Law. This Agreement and its application shall be governed by the laws of the United States of America and by the laws of the People's Republic of China. Disputes between the parties shall be settled amicable between the parties. In the event disputes cannot be settled by the parties themselves, then the matter shall be handed over arbitration in a third country to be mutually agreed upon between the parties.

9.8 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, bu all of which together shall constitute one and the same instrument. Th Agreement may be in the English and Chinese languages. In the event of discrepancies between the two languages, the parties shall amicably negotiate to settle the disputes.

9.9 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served persona on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

To ACEI:
                        Mr. Anthony K. Chan
                        President & CEO
                        American Champion Entertainment, Inc.
                        1694 The Alameda, Suite 100
                        San Jose, CA 95126
                        U. S. A.
                        Phone:  1-408-288-8199
                        Fax:    1-408-288-8098
                        E-mail: a.chan@americanchamp.com

To B.A. Network:

                        Mr. Lin, Tao
                        General Manager
                        Beijing Wisdom Network Technology Company, Ltd. No. 105 San Huan Bei Road, West Section
                        Ke Yuan Building, A-809
                        Heiding District
                        Beijing
                        People's Republic of China
                        Phone:  86-10-8841-5090
                        Fax:    86-10-8841-4987
                        E-mail: lintao@banet.com.cn


9.10  (deleted)

9.11 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.12 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute s other and further documents and take such other and further actions as be necessary or convenient to effect the transaction described herein.

9.13 Announcements. ACEI and B.A. Network will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

9.14 Expenses. Each party will pay its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated. In no event shall one party be liable for any of the expenses of the other party. ACEI shall be responsible for the expense of the audit, by one of the big five U.S. accounting firms, of B.A. Networks financial statements for the years ended December 31, 1999 and 2000 only.

9.15 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties se forth in this Agreement or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing irrespectiv of any investigation made by or on behalf of any party.

9.16 Exhibits. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for hereinabove, includi any items referenced therein or required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.


WHEREFORE, the above agreement is hereby agreed to and accepted as of t first above written.

                                AMERICAN CHAMPION ENTERTAINMENT, INC.

                                By:
                                Anthony K. Chan
                                President & CEO


                                BEIJING WISDOM NETWORK TECHNOLOGY COMPA

                                By:
                                Lin, Tao
                                General Manager